MERRILL LYNCH FUND FOR TOMORROW, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                ---------------
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                ---------------
                        TO BE HELD ON OCTOBER 13, 1998




TO THE STOCKHOLDERS OF
 MERRILL LYNCH FUND FOR TOMORROW, INC.:

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Meeting") of Merrill Lynch Fund For Tomorrow, Inc. ("Fund For Tomorrow") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on October 13, 1998 at 9:00 a.m., New York time, for the following purposes:

     (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") providing for the acquisition of substantially all of the assets of Fund For Tomorrow by Merrill Lynch Fundamental Growth Fund, Inc. ("Fundamental Growth Fund"), and the assumption of substantially all of the liabilities of Fund For Tomorrow by Fundamental Growth Fund, in exchange solely for an equal aggregate value of newly-issued shares of Fundamental Growth Fund. The Agreement and Plan of Reorganization also provides for distribution of such shares of Fundamental Growth Fund to stockholders of Fund For Tomorrow in liquidation of Fund For Tomorrow. A vote in favor of this proposal will constitute a vote in favor of the liquidation and dissolution of Fund For Tomorrow and the termination of its registration under the Investment Company Act of 1940, as amended; and

     (2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

     The Board of Directors of Fund For Tomorrow has fixed the close of business on August 25, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     A complete list of the stockholders of Fund For Tomorrow entitled to vote at the Meeting will be available and open to the examination of any stockholders of Fund For Tomorrow for any purpose germane to the Meeting during ordinary business hours from and after September 29, 1998 at the offices of Fund For Tomorrow, 800 Scudders Mill Road, Plainsboro, New Jersey.

     You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of Fund For Tomorrow.


                                        By Order of the Board of Directors,
                                        SUSAN B. BAKER
                                        SECRETARY

Plainsboro, New Jersey
Dated: September 8, 1998

                     MERRILL LYNCH FUND FOR TOMORROW, INC.
                  MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800
                                ---------------
                      SPECIAL MEETING OF STOCKHOLDERS OF
                     MERRILL LYNCH FUND FOR TOMORROW, INC.
                                ---------------
                                OCTOBER 13, 1998


     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Merrill Lynch Fund For Tomorrow, Inc., a Maryland corporation ("Fund For Tomorrow"), for use at the Special Meeting of Stockholders of Fund For Tomorrow (the "Meeting") called to approve or disapprove the proposed reorganization whereby Merrill Lynch Fundamental Growth Fund, Inc., a Maryland corporation ("Fundamental Growth Fund"), will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Fund For Tomorrow, in exchange solely for an equal aggregate value of newly-issued shares of Fundamental Growth Fund (the "Reorganization"). Immediately upon the receipt by Fundamental Growth Fund of the assets of Fund For Tomorrow and the assumption by Fundamental Growth Fund of the liabilities of Fund For Tomorrow, Fund For Tomorrow will distribute the shares of Fundamental Growth Fund received in the Reorganization to the stockholders of Fund For Tomorrow. Thereafter, Fund For Tomorrow will terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will dissolve in accordance with the laws of the State of Maryland.

     Holders of shares of Fund For Tomorrow will receive that class of shares of Fundamental Growth Fund having the same letter designation (I.E., Class A, Class B, Class C or Class D) and the same distribution fees, account maintenance fees, and sales charges (including contingent deferred sales charges ("CDSCs")), if any (the "Corresponding Shares"), as the shares of Fund For Tomorrow held by them immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Fundamental Growth Fund to be issued to the stockholders of Fund For Tomorrow will equal the aggregate net asset value of the outstanding shares of Fund For Tomorrow as set forth in the Agreement and Plan of Reorganization. Fund For Tomorrow and Fundamental Growth Fund sometimes are referred to herein collectively as the "Funds" and individually as a "Fund," as the context requires. Fundamental Growth Fund following the Reorganization is sometimes referred to herein as the "Combined Fund."

     This Proxy Statement and Prospectus serves as a prospectus of Fundamental Growth Fund under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of shares of Fundamental Growth Fund to Fund For Tomorrow pursuant to the terms of the Reorganization.

     Both Fund For Tomorrow and Fundamental Growth Fund are open-end management investment companies that seek to provide stockholders with long-term growth of capital. Fundamental Growth Fund seeks to invest in a diversified portfolio of equity securities, placing particular emphasis on companies that have exhibited above-average growth rates in earnings. Fund For Tomorrow invests in a quality-oriented portfolio of securities, primarily common stock. Using a thematic approach of investing in long-term trends, management of Fund For Tomorrow seeks to identify companies whose products and services are believed to represent attractive investment opportunities. There can be no assurance that, after the Reorganization, Fundamental Growth Fund will achieve its investment objective.

     The current prospectus relating to Fundamental Growth Fund, dated November 26, 1997 (the "Fundamental Growth Fund Prospectus"), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Shareholders of Fundamental Growth Fund for the year ended August 31, 1997 and the Semi-Annual Report to Shareholders of Fundamental Growth Fund for the six months ended February 28, 1998 also accompany this Proxy Statement and Prospectus. A statement of additional information relating to Fundamental Growth Fund, dated November 26, 1997 (the "Fundamental Growth Fund Statement"), a prospectus of Fund For Tomorrow dated April 30, 1998 (the "Fund For Tomorrow Prospectus") and a statement of additional information relating to Fund For Tomorrow, dated April 30, 1998 (the "Fund For Tomorrow Statement"), have been filed with the Securities and Exchange Commission (the "Commission"). Such documents may be obtained, without charge, by writing either Fund For Tomorrow or Fundamental Growth Fund at the address above, or by calling 1-800-456-4587, ext. 123.
                                ---------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
                                ---------------
     This Proxy Statement and Prospectus sets forth concisely the information about Fundamental Growth Fund that stockholders of Fund For Tomorrow should know before considering the Reorganization and should be retained for future reference. Fund For Tomorrow has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

     A statement of additional information relating to the Reorganization (the "Statement of Additional Information"), including pro forma financial statements of Fund For Tomorrow and Fundamental Growth Fund, is on file with the Commission. It is available from Fundamental Growth Fund without charge, upon request by calling the toll free telephone number set forth above or by writing Fundamental Growth Fund at its principal executive offices. The Statement of Additional Information, dated September 8, 1998 is incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Fundamental Growth Fund Prospectus, the Fund For Tomorrow Prospectus, the Fundamental Growth Fund Statement, the Fund For Tomorrow Statement, other material incorporated by reference and other information regarding the Funds.

     The address of the principal executive offices of both Fund For Tomorrow and Fundamental Growth Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.
                               ---------------
     THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS SEPTEMBER 8, 1998.

                               TABLE OF CONTENTS



                                                                                            PAGE
                                                                                           -----
INTRODUCTION .............................................................................   1
SUMMARY ..................................................................................   2
 THE REORGANIZATION ......................................................................   2
 PRO FORMA FEE TABLE FOR CLASS A AND CLASS B STOCKHOLDERS OF FUND FOR TOMORROW,
FUNDAMENTAL GROWTH
   FUND AND THE COMBINED FUND AS OF JUNE 30, 1998 (UNAUDITED) ............................   3
 PRO FORMA FEE TABLE FOR CLASS C AND CLASS D STOCKHOLDERS OF FUND FOR TOMORROW,
FUNDAMENTAL GROWTH
   FUND AND THE COMBINED FUND AS OF JUNE 30, 1998 (UNAUDITED) ............................   4
RISK FACTORS AND SPECIAL CONSIDERATIONS ..................................................  10
COMPARISON OF THE FUNDS ..................................................................  12
 FINANCIAL HIGHLIGHTS ....................................................................  12
 INVESTMENT OBJECTIVES AND POLICIES ......................................................  17
 OTHER INVESTMENT POLICIES ...............................................................  18
 INVESTMENT RESTRICTIONS .................................................................  18
 MANAGEMENT ..............................................................................  18
 PURCHASE OF SHARES ......................................................................  19
 REDEMPTION OF SHARES ....................................................................  19
 PERFORMANCE .............................................................................  20
 SHAREHOLDER RIGHTS ......................................................................  20
 DIVIDENDS AND DISTRIBUTIONS .............................................................  21
 TAX INFORMATION .........................................................................  21
 PORTFOLIO TRANSACTIONS ..................................................................  21
 PORTFOLIO TURNOVER ......................................................................  21
 ADDITIONAL INFORMATION ..................................................................  21
THE REORGANIZATION .......................................................................  22
 GENERAL .................................................................................  22
 PROCEDURE ...............................................................................  23
 TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION .......................................  23
 POTENTIAL BENEFITS TO STOCKHOLDERS AS A RESULT OF THE REORGANIZATION ....................  24
 TAX CONSEQUENCES OF THE REORGANIZATION ..................................................  24
 CAPITALIZATION ..........................................................................  25
INFORMATION CONCERNING THE SPECIAL MEETING ...............................................  26
 DATE, TIME AND PLACE OF MEETING .........................................................  26
 SOLICITATION, REVOCATION AND USE OF PROXIES .............................................  26
 RECORD DATE AND OUTSTANDING SHARES ......................................................  26
 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF FUND FOR TOMORROW AND
   FUNDAMENTAL GROWTH FUND ...............................................................  27
 VOTING RIGHTS AND REQUIRED VOTE .........................................................  27
ADDITIONAL INFORMATION ...................................................................  27
LEGAL PROCEEDINGS ........................................................................  28
LEGAL OPINIONS ...........................................................................  28
EXPERTS ..................................................................................  28
STOCKHOLDER PROPOSALS ....................................................................  28
EXHIBIT I ................................................................................  I-1

                                 INTRODUCTION

     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Fund For Tomorrow for use at the Meeting to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on October 13, 1998, at 9:00 a.m., New York time. The mailing address for Fund For Tomorrow is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is September 11, 1998.

     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Fund For Tomorrow at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" the proposal to approve the Agreement and Plan of Reorganization between Fund For Tomorrow and Fundamental Growth Fund (the "Agreement and Plan of Reorganization").

     Approval of the Agreement and Plan of Reorganization will require the affirmative vote of Fund For Tomorrow stockholders representing a majority of the total number of votes entitled to be cast thereon. Stockholders will vote as a single class on the proposal to approve the Agreement and Plan of Reorganization. See "Information Concerning the Special Meeting."

     The Board of Directors of Fund For Tomorrow knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                                    SUMMARY

     THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND PROSPECTUS (INCLUDING DOCUMENTS INCORPORATED BY REFERENCE) AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE COMPLETE INFORMATION CONTAINED IN THIS PROXY STATEMENT AND PROSPECTUS AND IN THE AGREEMENT AND PLAN OF REORGANIZATION, ATTACHED HERETO AS EXHIBIT I.

     IN THIS PROXY STATEMENT AND PROSPECTUS, THE TERM "REORGANIZATION" REFERS COLLECTIVELY TO (I) THE ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS AND THE ASSUMPTION OF SUBSTANTIALLY ALL OF THE LIABILITIES OF FUND FOR TOMORROW BY FUNDAMENTAL GROWTH FUND IN EXCHANGE FOR THE CORRESPONDING SHARES AND THE SUBSEQUENT DISTRIBUTION OF CORRESPONDING SHARES OF FUNDAMENTAL GROWTH FUND TO THE STOCKHOLDERS OF FUND FOR TOMORROW; AND (II) THE SUBSEQUENT DEREGISTRATION AND DISSOLUTION OF FUND FOR TOMORROW.


THE REORGANIZATION

     At a meeting of the Board of Directors of Fund For Tomorrow held on July 27, 1998, the Board of Directors of Fund For Tomorrow approved a proposal that Fundamental Growth Fund acquire substantially all of the assets, and assume substantially all of the liabilities, of Fund For Tomorrow in exchange solely for shares of Fundamental Growth Fund to be distributed to the stockholders of Fund For Tomorrow.

     Based upon their evaluation of all relevant information, the Directors of Fund For Tomorrow have determined that the Reorganization will potentially benefit the stockholders of Fund For Tomorrow. Specifically, after the Reorganization, Fund For Tomorrow stockholders will remain invested in a diversified open-end fund, which, like Fund For Tomorrow, seeks long-term growth of capital. Moreover, since the net assets of Fundamental Growth Fund as of June 30, 1998 were $1,061,566,810 and will increase by approximately $311,611,903 (the net asset value of Fund For Tomorrow as of June 30, 1998) as a result of the Reorganization, Fund For Tomorrow stockholders are likely to experience certain additional benefits, including without limitation, lower expenses per share and potential economies of scale. See "Summary -- Pro Forma Fee Tables" and "The Reorganization -- Potential Benefits to Stockholders as a Result of the Reorganization."

     The Board of Directors of Fund For Tomorrow, including all of the Directors who are not "interested persons," as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of Fund For Tomorrow and that the interests of existing Fund For Tomorrow stockholders will not be diluted as a result of effecting the Reorganization.

     If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approvals, provided that Fund For Tomorrow and Fundamental Growth Fund have obtained prior to that time a favorable private letter ruling from the Internal Revenue Service (the "IRS") concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of Fund For Tomorrow, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Board of Directors of Fund For Tomorrow and the Board of Directors of Fundamental Growth Fund; (ii) by the Board of Directors of Fund For Tomorrow if any condition to Fund For Tomorrow's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Fundamental Growth Fund if any condition to Fundamental Growth Fund's obligations has not been fulfilled or waived by such Board.

PRO FORMA FEE TABLE FOR CLASS A AND CLASS B STOCKHOLDERS OF FUND FOR TOMORROW,
                            FUNDAMENTAL GROWTH FUND
             AND THE COMBINED FUND AS OF JUNE 30, 1998 (UNAUDITED)


                                                     CLASS A SHARES (A)
                                       -----------------------------------------------
                                                   ACTUAL
                                       -------------------------------
                                           FUND FOR      FUNDAMENTAL      PRO FORMA
                                           TOMORROW      GROWTH FUND       COMBINED
                                       --------------- --------------- ---------------
STOCKHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed
  on Purchases (as a percentage of
  offering price) ....................   5.25%(c)        5.25%(c)        5.25%(c)
 Sales Charge Imposed on Dividend
  Reinvestments ...................... None            None            None
 Deferred Sales Charge (as a
  percentage of original purchase
  price or redemption proceeds,
  whichever is lower) ................  None(d)         None(d)         None(d)
 Exchange Fee ........................ None            None            None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF TOTAL NET
 ASSETS):
 Investment Advisory Fees(f) .........   0.65%           0.65%           0.65%
 12b-1-Fees(g):
  Account Maintenance Fees ........... None            None            None
  Distribution Fees .................. None            None            None
 Other Expenses:
  Stockholder Servicing Costs(h) .....   0.15%           0.11%           0.11%
  Other ..............................   0.13%           0.07%           0.06%
                                       ------          ------          ------
   Total Other Expenses ..............   0.28%           0.18%           0.17%
                                       ------          ------          ------
TOTAL FUND OPERATING EXPENSES ........   0.93%           0.83%           0.82%
                                       ======          ======          ======



                                                               CLASS B SHARES (B)
                                       -------------------------------------------------------------------
                                                                     ACTUAL
                                       -------------------------------------------------------------------
                                                                                    FUNDAMENTAL
                                               FUND FOR TOMORROW                    GROWTH FUND
                                       --------------------------------- ---------------------------------
STOCKHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed
  on Purchases (as a percentage of
  offering price) ....................               None                              None
 Sales Charge Imposed on Dividend
  Reinvestments ......................               None                              None
 Deferred Sales Charge (as a
  percentage of original purchase
  price or redemption proceeds,
  whichever is lower) ................ 4.0% during the first year,       4.0% during the first year,
                                           decreasing 1.0% annually          decreasing 1.0% annually
                                         thereafter to 0.0% after the      thereafter to 0.0% after the
                                                fourth year(e)                    fourth year(e)
 Exchange Fee ........................               None                              None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF TOTAL NET
 ASSETS):
 Investment Advisory Fees(f) ......... 0.65%                             0.65%
 12b-1-Fees(g):
  Account Maintenance Fees ........... 0.25%                             0.25%
  Distribution Fees .................. 0.75%                             0.75%
                                       (CLASS B SHARES CONVERT TO        (CLASS B SHARES CONVERT TO
                                         CLASS D SHARES AUTOMATICALLY      CLASS D SHARES AUTOMATICALLY
                                       AFTER APPROXIMATELY EIGHT YEARS   AFTER APPROXIMATELY EIGHT YEARS
                                          AND CEASE BEING SUBJECT TO        AND CEASE BEING SUBJECT TO
                                              DISTRIBUTION FEES)                DISTRIBUTION FEES)
 Other Expenses:
  Stockholder Servicing Costs(h) ..... 0.15%                             0.11%
  Other .............................. 0.13%                             0.07%
                                       ----                              ----
   Total Other Expenses .............. 0.28%                             0.18%
                                       ----                              ----
TOTAL FUND OPERATING EXPENSES ........ 1.93%                             1.83%
                                       ====                              ====



                                               CLASS B SHARES (B)
                                       ----------------------------------
                                                    PRO FORMA
                                                    COMBINED
                                       ----------------------------------
STOCKHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed
  on Purchases (as a percentage of
  offering price) ....................               None
 Sales Charge Imposed on Dividend
  Reinvestments ......................               None
 Deferred Sales Charge (as a
  percentage of original purchase
  price or redemption proceeds,
  whichever is lower) ................ 4.0% during the first year, decreasing 1.0% annually
                                         thereafter to 0.0% after the
                                                fourth year(e)
 Exchange Fee ........................               None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF TOTAL NET
 ASSETS):
 Investment Advisory Fees(f) ......... 0.65%
 12b-1-Fees(g):
  Account Maintenance Fees ........... 0.25%
  Distribution Fees .................. 0.75%
                                          (CLASS B SHARES CONVERT TO
                                         CLASS D SHARES AUTOMATICALLY
                                       AFTER APPROXIMATELY EIGHT YEARS
                                          AND CEASE BEING SUBJECT TO
                                              DISTRIBUTION FEES)
 Other Expenses:
  Stockholder Servicing Costs(h) ..... 0.11%
  Other .............................. 0.06%
                                       ----
   Total Other Expenses .............. 0.17%
                                       ----
TOTAL FUND OPERATING EXPENSES ........ 1.82%
                                       ====

-------
(a) Class A shares are sold to a limited group of investors including existing Class A stockholders, certain retirement plans and participants in certain fee-based programs. See "Comparison of the Funds -- Purchase of Shares."

(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Comparison of the Funds -- Purchase of Shares."

(c) Reduced for Class A purchases of $25,000 and over, and waived for purchases by certain retirement plans and in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Comparison of the Funds -- Purchase of Shares."

(d) Class A shares are not subject to a CDSC, except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase. Such CDSC may be waived in connection with certain fee-based programs.

(e) The CDSC may be modified in connection with certain fee-based programs.

(f) See "Comparison of the Funds -- Management."

(g) See "Comparison of the Funds -- Purchase of Shares."

(h) See "Comparison of the Funds -- Additional Information -- Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent."

PRO FORMA FEE TABLE FOR CLASS C AND CLASS D STOCKHOLDERS OF FUND FOR TOMORROW,
                            FUNDAMENTAL GROWTH FUND
             AND THE COMBINED FUND AS OF JUNE 30, 1998 (UNAUDITED)



                                                                                        CLASS C SHARES
                                                                      --------------------------------------------------
                                                                                   ACTUAL
                                                                      ---------------------------------
                                                                          FUND FOR        FUNDAMENTAL       PRO FORMA
                                                                          TOMORROW        GROWTH FUND       COMBINED
                                                                      ---------------- ---------------- ----------------
STOCKHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price) ...................................................     None             None             None
 Sales Charge Imposed on Dividend Reinvestments .....................     None             None             None
 Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, whichever is lower) .......................... 1.0% for one     1.0% for one     1.0% for one
                                                                         year(b)          year(b)          year(b)
 Exchange Fee .......................................................     None             None             None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF TOTAL NET
 ASSETS):
 Investment Advisory Fees(d) ........................................ 0.65%            0.65%            0.65%
 12b-1-Fees(e):
  Account Maintenance Fees .......................................... 0.25%            0.25%            0.25%
  Distribution Fees ................................................. 0.75%            0.75%            0.75%
 Other Expenses:
  Stockholder Servicing Costs(f) .................................... 0.15%            0.11%            0.11%
  Other ............................................................. 0.13%            0.07%            0.06%
                                                                      ----             ----             ----
   Total Other Expenses ............................................. 0.28%            0.18%            0.17%
                                                                      ----             ----             ----
 TOTAL FUND OPERATING EXPENSES ...................................... 1.93%            1.83%            1.82%
                                                                      ====             ====             ====



                                                                                      CLASS D SHARES
                                                                      -----------------------------------------------
                                                                                  ACTUAL
                                                                      -------------------------------
                                                                          FUND FOR      FUNDAMENTAL      PRO FORMA
                                                                          TOMORROW      GROWTH FUND       COMBINED
                                                                      --------------- --------------- ---------------
STOCKHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price) ...................................................   5.25%(a)        5.25%(a)        5.25%(a)
 Sales Charge Imposed on Dividend Reinvestments ..................... None            None            None
 Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, whichever is lower) .......................... None(c)         None(c)         None(c)
 Exchange Fee ....................................................... None            None            None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF TOTAL NET
 ASSETS):
 Investment Advisory Fees(d) ........................................   0.65%           0.65%           0.65%
 12b-1-Fees(e):
  Account Maintenance Fees ..........................................   0.25%           0.25%           0.25%
  Distribution Fees ................................................. None            None            None
 Other Expenses:
  Stockholder Servicing Costs(f) ....................................   0.15%           0.11%           0.11%
  Other .............................................................   0.13%           0.07%           0.06%
                                                                      ------          ------          ------
   Total Other Expenses .............................................   0.28%           0.18%           0.17%
                                                                      ------          ------          ------
 TOTAL FUND OPERATING EXPENSES ......................................   1.18%           1.08%           1.07%
                                                                      ======          ======          ======

-------
(a) Reduced for Class D purchases of $25,000 and over. Like Class A purchases, certain Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Comparison of the Funds -- Purchase of Shares."


(b) The CDSC may be waived in connection with certain fee-based programs.

(c) Like Class A shares, Class D shares are not subject to a CDSC, except that purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs.

(d) See "Comparison of the Funds -- Management."

(e) See "Comparison of the Funds -- Purchase of Shares."

(f) See "Comparison of the Funds -- Additional Information -- Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent."

EXAMPLES:



                                                                                   CUMULATIVE EXPENSES PAID ON CLASS A AND
                                                                                      CLASS B SHARES FOR THE PERIOD OF:
                                                                                   ---------------------------------------
                                                                                               CLASS A SHARES
                                                                                   ---------------------------------------
                                                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                   -------- --------- --------- ----------
An investor would pay the following expenses on a $1,000 investment, including the maximum sales load of $52.50 (Class A shares only) and assuming (1) the Total
 Fund Operating Expenses set forth on page 3 for the relevant Fund, (2) a 5%
 annual return throughout the periods and (3) redemption at the end of the period
 (including any applicable CDSC for Class B shares):
  Fund For Tomorrow ..............................................................    $61      $81       $101      $161
  Fundamental Growth Fund ........................................................     61       78         96       150
  Combined Fund+ .................................................................     60       77         96       149
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
  Fund For Tomorrow ..............................................................    $61      $81       $101      $161
  Fundamental Growth Fund ........................................................     61       78         96       150
  Combined Fund+ .................................................................     60       77         96       149



                                                                                   CUMULATIVE EXPENSES PAID ON CLASS A AND
                                                                                                   CLASS B
                                                                                         SHARES FOR THE PERIOD OF:
                                                                                   --------------------------------------
                                                                                               CLASS B SHARES
                                                                                   --------------------------------------
                                                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                   -------- --------- --------- ---------
An investor would pay the following expenses on a $1,000 investment, including the maximum sales load of $52.50 (Class A shares only) and assuming (1) the Total
 Fund Operating Expenses set forth on page 3 for the relevant Fund, (2) a 5%
 annual return throughout the periods and (3) redemption at the end of the period
 (including any applicable CDSC for Class B shares):
  Fund For Tomorrow ..............................................................    $60      $81       $104    $  206*
  Fundamental Growth Fund ........................................................     59       78         99       195*
  Combined Fund+ .................................................................     58       77         99       194*
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
  Fund For Tomorrow ..............................................................    $20      $61       $104    $  206*
  Fundamental Growth Fund ........................................................     19       58         99       195*
  Combined Fund+ .................................................................     18       57         99       194*


                                                                                   CUMULATIVE EXPENSES PAID ON CLASS C AND
                                                                                      CLASS D SHARES FOR THE PERIOD OF:
                                                                                   ---------------------------------------
                                                                                               CLASS C SHARES
                                                                                   ---------------------------------------
                                                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                   -------- --------- --------- ----------
An investor would pay the following expenses on a $1,000 investment, including the maximum sales load of $52.50 (Class D shares only) and assuming (1) the Total
 Fund Operating Expenses set forth on page 4 for the relevant Fund, (2) a 5%
 annual return throughout the periods and (3) redemption at the end of the period
 (including any applicable CDSC for Class C shares):
  Fund For Tomorrow ..............................................................    $30      $61       $104      $225
  Fundamental Growth Fund ........................................................     29       58         99       215
  Combined Fund+ .................................................................     28       57         99       214
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
  Fund For Tomorrow ..............................................................    $20      $61       $104      $225
  Fundamental Growth Fund ........................................................     19       58         99       215
  Combined Fund+ .................................................................     18       57         99       214



                                                                                   CUMULATIVE EXPENSES PAID ON CLASS C AND
                                                                                                   CLASS D
                                                                                         SHARES FOR THE PERIOD OF:
                                                                                   --------------------------------------
                                                                                               CLASS D SHARES
                                                                                   --------------------------------------
                                                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                   -------- --------- --------- ---------
An investor would pay the following expenses on a $1,000 investment, including the maximum sales load of $52.50 (Class D shares only) and assuming (1) the Total
 Fund Operating Expenses set forth on page 4 for the relevant Fund, (2) a 5%
 annual return throughout the periods and (3) redemption at the end of the period
 (including any applicable CDSC for Class C shares):
  Fund For Tomorrow ..............................................................    $64      $88       $114      $188
  Fundamental Growth Fund ........................................................     63       85        109       177
  Combined Fund+ .................................................................     63       85        108       176
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
  Fund For Tomorrow ..............................................................    $64      $88       $114      $188
  Fundamental Growth Fund ........................................................     63       85        109       177
  Combined Fund+ .................................................................     63       85        108       176

-------
     * Assumes conversion of Class B shares to Class D shares approximately eight years after initial purchase.
     + Assuming the Reorganization had taken place on June 30, 1998.

     The foregoing Fee Tables are intended to assist investors in understanding the costs and expenses that a Fund For Tomorrow or Fundamental Growth Fund stockholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors on a pro forma basis taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES. See "Summary," "The Reorganization -- Potential Benefits to Stockholders as a Result of the Reorganization," "Comparison of the Funds -- Management," " -- Purchase of Shares" and " -- Redemption of Shares."

BUSINESS OF FUND FOR TOMORROW...   Fund For Tomorrow was incorporated under
                                   the laws of the State of Maryland on October
                                   5, 1983 and commenced operations on March 5, 1984. Fund For Tomorrow is a diversified, open-end management investment company.

                                   As of June 30, 1998, Fund For Tomorrow had net assets of approximately $311,611,903.

BUSINESS OF FUNDAMENTAL
 GROWTH FUND.....................  Fundamental Growth Fund was incorporated under the laws of the State of Maryland on April 30, 1992, and commenced operations on December 24, 1992. Fundamental Growth Fund is a diversified, open-end management investment company.

                                   As of June 30, 1998, Fundamental Growth Fund had net assets of approximately $1,061,566,810.

COMPARISON OF THE FUNDS.........   INVESTMENT OBJECTIVES. Both Fund For
                                   Tomorrow and Fundamental Growth Fund seek to provide stockholders with long-term growth of capital by investing primarily in equity securities.

                                   INVESTMENT POLICIES. Fund For Tomorrow seeks to invest in a quality-oriented portfolio of securities, primarily common stock. In pursuing this objective, Fund For Tomorrow uses a thematic approach of investing in long-term trends, seeking to identify important investment concepts of the future and reviewing existing concepts to confirm their validity in meeting the Fund's objective. As part of this thematic approach, Fund For Tomorrow seeks to identify companies whose products and services are believed to represent attractive investment opportunities. It is anticipated that Fund For Tomorrow will invest primarily in common stocks of such companies. However, when Fund For Tomorrow believes it is advisable to do so, it may invest in other securities, including, but not limited to, convertible securities, preferred stocks and bonds. Fund For Tomorrow does not presently intend to purchase bonds rated lower than BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"). Fund For Tomorrow may invest in securities issued by large, medium and small capitalized companies.

                                   Fundamental Growth Fund seeks to invest in a diversified portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings, resulting from a variety of factors including, but not limited to, above-average growth rates in sales, profit margin improvement, proprietary or niche products or services, leading market shares, and underlying strong industry growth. Fundamental Growth Fund will also emphasize companies having medium to large stock market capitalizations ($500 million or more). Fundamental Growth Fund invests primarily in common stock, and to a lesser extent, securities convertible into common stock and rights to subscribe for common stock.

                                   Fund For Tomorrow may invest up to 25% of its assets in the securities of foreign issuers, including issuers in foreign countries with smaller capital markets. Fund For Tomorrow has reserved the right to invest, temporarily, all or a portion of its assets in high quality money market securities (such as U.S. Treasury bills, bank certificates of deposit, commercial paper and repurchase agreements) for purposes of enhancing liquidity and avoiding the effects of declining stock prices when it seems advisable to do so in light of prevailing market or economic conditions. The proportion of Fund For Tomorrow's assets that are invested in money market securities will vary from time to time.

                                   Fundamental Growth Fund may invest up to 10% of its total assets in equity securities of foreign issuers (purchases of American Depositary Receipts ("ADRs"), however, are not subject to this restriction). Fundamental Growth Fund may invest in securities of foreign issuers in the form of ADRs, European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. Fundamental Growth Fund maintains at least 65% of its total assets invested in equity securities except during defensive periods. Fundamental Growth Fund may, as a defensive measure and to provide for redemptions, hold other types of securities, including non-convertible preferred stocks and debt securities rated investment grade by a nationally recognized statistical rating organization. Fundamental Growth Fund may invest in government and money market securities, including repurchase agreements, or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

                                   Fundamental Growth Fund may use certain
                                   techniques to hedge its portfolio or enhance its return that Fund For Tomorrow does not use. Specifically, Fundamental Growth Fund may purchase put and call options on securities and securities indices, write put options on securities and securities indices, engage in transactions in financial futures contracts and related options, and purchase securities on a when issued or delayed delivery basis. Both Funds may write covered call options; however, Fund For Tomorrow may not write covered call options on underlying securities having a value exceeding 15% of the value of its total assets. Fundamental Growth Fund is not subject to a similar restriction.

                                   Fundamental Growth Fund and Fund For
                                   Tomorrow are each subject to a fundamental investment restriction, which provides that the Fund may borrow from banks in amounts up to 33 1/3% of its total assets taken at market value and may borrow an additional 5% of its total assets for temporary purposes. As a non-fundamental restriction, Fundamental Growth Fund may not borrow amounts in excess of 20% of its assets, and then only from banks as a temporary measure for extraordinary or emergency purposes. Additionally, Fundamental Growth Fund will not purchase securities while borrowings are outstanding. As a non-fundamental restriction Fund For Tomorrow may not borrow amounts in excess of 5% of its assets. Additionally, neither Fund may pledge any of its respective assets other than to secure permitted borrowings. Fund For Tomorrow's ability to pledge its assets is further limited and it may not pledge securities having a value of more than 10% of the Fund's assets to secure permitted borrowings.

                                   ADVISORY FEES. The investment adviser for both Fund For Tomorrow and Fundamental Growth Fund is MLAM. MLAM is responsible for the management of each Fund's investment portfolio and for providing administrative services to each Fund.

                                   Lawrence R. Fuller serves as portfolio
                                   manager for each Fund. Mr. Fuller has served as Portfolio Manager of Fundamental Growth Fund since its commencement of operations and of Fund For Tomorrow since June 1998. Mr. Fuller was appointed First Vice President of MLAM in 1997; prior to that he was a Vice President of MLAM or its predecessors since 1992.

                                   Pursuant to a separate management agreement between each Fund and MLAM, Fundamental Growth Fund pays MLAM a monthly fee at the annual rate of 0.65% of the average daily net assets of the Fund; Fund For Tomorrow pays MLAM a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.65% of the average daily net assets not exceeding $750 million; 0.60% of the average daily net assets exceeding $750 million but not exceeding $1 billion; and 0.55% of the average daily net assets exceeding $1 billion. If these asset levels were met, Fund For Tomorrow would pay advisory fees at a lower rate than Fundamental Growth Fund. Unlike Fund For Tomorrow's advisory fee schedule, Fundamental Growth Fund's advisory fee schedule does not have any breakpoints. However, because Fund For Tomorrow's assets, as of June 30, 1998, were approximately $311.6 million, the first breakpoint was not reached and both Funds had the same effective annual fee rate of 0.65% of average daily net assets. Assuming the total net assets after the Reorganization were approximately $1.4 billion, the effective fee rate applicable to the Combined Fund would be 0.65%. See "Summary -- Pro Forma Fee Tables" and "Comparison of the Funds -- Management."

                                   MLAM has retained Merrill Lynch Asset
                                   Management U.K. Limited ("MLAM U.K.") as sub-adviser to each of the Funds. Pursuant to a separate sub-advisory agreement between MLAM and MLAM U.K. with respect to each Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to each Fund, in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to each management agreement.

                                   CLASS STRUCTURE. Each Fund offers four
                                   classes of shares under the Merrill Lynch
                                   Select PricingSM System. The Class A, Class
                                   B, Class C and Class D shares issued by
                                   Fundamental Growth Fund are identical in all respects to the Class A, Class B, Class C and Class D shares issued by Fund For Tomorrow, except that they represent ownership interests in a different investment portfolio. See "Comparison of the Funds -- Purchase of Shares."

                                   OVERALL EXPENSE RATIO. The overall operating expense ratio for Class A shares as of June 30, 1998 was 0.93% for Fund For Tomorrow and 0.83% for Fundamental Growth Fund. If the Reorganization had taken place on that date, the overall operating expense ratio for Class A shares of the Combined Fund on a pro forma basis would have been 0.82%.

                                   The foregoing expense ratios are for Class A shares. Such ratios would differ for Class B, Class C and Class D shares as a result of class specific distribution and account maintenance expenditures. See "Summary -- Pro Forma Fee Tables."

                                   PURCHASE OF SHARES. Shares of Fundamental
                                   Growth Fund are offered continuously for sale to the public in substantially the same manner as shares of Fund For Tomorrow. See "Comparison of the Funds -- Purchase of Shares."

                                   REDEMPTION OF SHARES. The redemption
                                   procedures for shares of Fundamental Growth
                                   Fund are substantially the same as the
                                   redemption procedures for shares of Fund For
                                   Tomorrow. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Fundamental Growth Fund acquired by Fund For Tomorrow stockholders in the Reorganization, the holding period of Fund For Tomorrow shares outstanding on the date the Reorganization takes place will be "tacked" onto the holding period of the Corresponding Shares of Fundamental Growth Fund acquired in the Reorganization. See "Comparison of the Funds -- Redemption of Shares."

                                   DIVIDENDS AND DISTRIBUTIONS. Fund For
                                   Tomorrow's policies with respect to
                                   dividends and distributions are
                                   substantially the same as those of
                                   Fundamental Growth Fund. See "Comparison of the Funds -- Dividends and Distributions."

                                   NET ASSET VALUE. Both Fund For Tomorrow and
                                   Fundamental Growth Fund determine net asset value of each class of shares once daily 15 minutes after the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. New York time), on each day during which the NYSE is open for trading. Both Funds compute net asset value per share in the same manner. See "Comparison of the Funds -- Additional Information -- Net Asset Value."

                                   VOTING RIGHTS. The corresponding voting
                                   rights of the holders of shares of common stock of each Fund are substantially the same. See "The Reorganization -- Comparison of the Funds -- Capital Stock."

                                   OTHER SIGNIFICANT CONSIDERATIONS.
                                   Stockholder services, including exchange privileges, available to Fund For Tomorrow and Fundamental Growth Fund stockholders are substantially the same. See "Comparison of the Funds -- Additional Information -- Stockholder Services." An automatic dividend reinvestment plan is available to stockholders of both Funds. The plans are identical. See "Comparison of the Funds -- Automatic Dividend Reinvestment Plan." Other stockholder services, including the provision of annual and semi-annual reports, are the same for both Funds. See "Comparison of the Funds -- Stockholder Services."

TAX CONSIDERATIONS..............   Fund For Tomorrow and Fundamental Growth
                                   Fund jointly have requested a private letter ruling from the Internal Revenue Service
                                   ("IRS") with respect to the Reorganization to the effect that, among other things, neither
                                   Fund For Tomorrow nor Fundamental Growth Fund will recognize gain or loss on the transaction, and Fund For Tomorrow stockholders will not recognize gain or loss on the exchange of their shares of Fund For
                                   Tomorrow for Corresponding Shares of
                                   Fundamental Growth Fund. The consummation of the Reorganization is subject to the receipt of such ruling or receipt of an opinion of counsel to the same effect. The
                                   Reorganization will not affect the status of Fundamental Growth Fund as a regulated investment company. See "The Reorganization
                                   -- Tax Consequences of the Reorganization."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Many of the investment risks associated with an investment in Fundamental Growth Fund are substantially the same as those of Fund For Tomorrow. A discussion of certain principal differences in risks, as a result of the differing techniques utilized by the Funds follows.

     INVESTING IN SMALLER CAPITALIZED COMPANIES. Each Fund may invest in small capitalization stocks, although Fundamental Growth Fund invests primarily in medium to large capitalization stocks. Investments in securities of smaller capitalized companies involve special considerations and risks, including risks associated with limited product lines, markets or financial and management resources; risks associated with less frequency and volume of trading of stocks of smaller capitalized issuers as compared to larger capitalized issuers and the greater effect of abrupt or erratic price movements on smaller capitalized issuers; and risks associated with the greater sensitivity of smaller capitalized issuers to market changes.

     INVESTING ON AN INTERNATIONAL BASIS. Because up to 10% of Fundamental Growth Fund's total assets and 25% of Fund For Tomorrow's assets may be invested in securities of non-U.S. issuers, investors should be aware of certain risk factors and special considerations relating to international investing, which may involve risks that are not typically associated with investments in securities of U.S. issuers, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the possible imposition of economic sanctions, exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since both Funds invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in each Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and, therefore, may affect the value of securities denominated in such currencies. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Income and capital gains on securities held by the Funds may be subject to withholding and other taxes imposed by certain jurisdictions, which would reduce the return to the respective Fund on those securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     As a result of these potential risks, MLAM may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Funds may invest in countries in which foreign investors, including MLAM, have had no or limited prior experience.

     Many of the foreign securities held by the Funds will not be registered with the Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign issuer than about a U.S. issuer and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain foreign capital markets.

     Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries, which may result in the Funds incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Funds to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Funds due to subsequent declines in the value of such portfolio security or, if a contract to sell the security has been entered, could result in possible liability to the purchaser.

     There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as Fundamental Growth Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act limits a Fund's ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

     HEDGING. Both Funds may write covered call options, however Fund For Tomorrow is limited to writing covered call options on underlying securities with a value not to exceed 15% of the value of its total assets. In addition, Fundamental Growth Fund may utilize certain hedging techniques which Fund For Tomorrow does not use. See "Investment Objectives and Policies -- Hedging Techniques; Investment Practices Involving the Use of Options, Futures and Other Portfolio Strategies" herein. Transactions involving options, futures, options on futures or currencies may involve the loss of an opportunity to profit from a price movement in the underlying asset beyond certain levels or a price increase on other portfolio assets (in the case of transactions for hedging purposes) or expose the Funds to potential losses that exceed the amount originally invested in such instruments.

     ILLIQUID SECURITIES. Fundamental Growth Fund and Fund For Tomorrow may each invest up to 15% of their respective total assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Investment of a Fund's assets in illiquid securities may restrict the ability of a Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which a Fund's operations require cash, such as when a Fund redeems shares or pays dividends, and could result in a Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, issuers whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. In making investments in such securities, a Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities. In addition, each of the Funds may invest in privately placed securities that may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale.

                            COMPARISON OF THE FUNDS

FINANCIAL HIGHLIGHTS

     FUNDAMENTAL GROWTH FUND. The financial information in the table below, except for the six months ended February 28, 1998, which is unaudited, has been audited in conjunction with the annual audits of the financial statements by Ernst & Young LLP, independent auditors.

     The following per share data and ratios have been derived from information provided in the Fundamental Growth Fund's financial statements.



                                                                     CLASS A++
                                              -------------------------------------------------------
                                                                  FOR THE YEAR
                                                FOR THE SIX           ENDED           FOR THE PERIOD
                                               MONTHS ENDED        AUGUST 31,         OCT. 21, 1994+
                                                 FEB. 28,    -----------------------    TO AUG. 31,
                                                   1998          1997        1996          1995
                                              -------------- ----------- ----------- ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ........    $ 17.37     $ 13.60     $ 11.66        $   9.99
                                                 -------     --------    --------       --------
 Investment income (loss) -- net ............       .04         .07         .07                --+++
 Realized and unrealized gain on
  investments -- net ........................      2.38        4.95        2.13             1.98
                                                 -------     --------    --------       --------
Total from investment operations ............      2.42        5.02        2.20             1.98
                                                 -------     --------    --------       --------
Less distributions from realized gain on
 investments -- net .........................      (2.34)      (1.25)       (.26)           (.31)
                                                 --------    ---------   ---------      ---------
Net asset value, end of period ..............    $ 17.45     $ 17.37     $ 13.60        $  11.66
                                                 ========    =========   =========      =========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share ..........     14.65   %#   39.24   %   19.02   %       20.55  %#
                                                 ========    =========   =========      =========
RATIOS TO AVERAGE NET ASSETS:
Expenses ....................................         .86%*      .99   %    1.12   %         1.46%*
                                                 ========    =========   =========      =========
Investment income (loss) -- net .............         .49%*      .47   %     .51   %          .02%*
                                                 ========    =========   =========      =========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....  $   98,908    $  62,049   $  47,048      $  21,288
                                               ==========    =========   =========      =========
Portfolio turnover ..........................     23.53   %    94.38   %   82.10   %       80.41  %
                                               ==========    =========   =========      =========
Average commission rate paid## ..............  $    .0630    $   .0628   $   .0623             --
                                               ==========    =========   =========      =========



                                                                      CLASS B++
                                              ----------------------------------------------------------
                                                                    FOR THE YEAR
                                                FOR THE SIX             ENDED             FOR THE PERIOD
                                               MONTHS ENDED          AUGUST 31,           OCT. 21, 1994+
                                                 FEB. 28,    ---------------------------   TO AUG. 31,
                                                   1998           1997          1996           1995
                                              -------------- ------------- ------------- ---------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ........  $  16.69        $ 13.14       $ 11.40       $   9.85
                                               ---------       --------      --------      --------
 Investment income (loss) -- net ............      (.04)          (.09)         (.07)          (.09)
 Realized and unrealized gain on
  investments -- net ........................      2.26          4.79          2.07            1.95
                                               ----------      --------      --------      ----------
Total from investment operations ............      2.22          4.70          2.00            1.86
                                               ----------      --------      --------      ----------
Less distributions from realized gain on
 investments -- net .........................     (2.24)         (1.15)         (.26)          (.31)
                                               ----------      --------      --------      ----------
Net asset value, end of period ..............  $  16.67        $ 16.69       $ 13.14       $  11.40
                                               ==========      ========      ========      ==========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share ..........     13.97   %#    37.95   %     17.68   %       19.60   %#
                                               ==========      ========      ========      ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses ....................................      1.88%*        2.02   %      2.16   %          2.48%*
                                               ==========      ========      ========      ==========
Investment income (loss) -- net .............      (.54)%*        (.59)  %      (.54)  %       (.95)%*
                                               ==========      ========      ========      ==========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....  $  386,248      $216,636      $116,641      $   63,748
                                               ==========      ========      ========      ==========
Portfolio turnover ..........................     23.53   %     94.38   %     82.10   %       80.41   %
                                               ==========      ========      ========      ==========
Average commission rate paid## ..............  $    .0630      $   .0628     $   .0623             --
                                               ==========      =========     =========     ==========

---------
     + Commencement of operations.
     ++ Based on average shares outstanding.
+++ Amount is less than $.01 per share.
     * Annualized.
     ** Total investment returns exclude the effects of sales loads.
     # Aggregate total investment return.
 ## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

          FUNDAMENTAL GROWTH FUND -- FINANCIAL HIGHLIGHTS (CONCLUDED)



                                                                   CLASS C++
                              ------------------------------------------------------------------------------------
                                  FOR THE                                                              FOR THE
                                    SIX                                                                 PERIOD
                                  MONTHS                      FOR THE YEAR ENDED                       DEC. 24,
                                   ENDED                          AUGUST 31,                            1992+
                                 FEB. 28,    -----------------------------------------------------   TO AUG. 31,
                                   1998           1997          1996         1995         1994           1993
                              -------------- ------------- ------------- ------------ ------------ ---------------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period ........  $  16.72        $ 13.14       $ 11.40       $  9.96      $  9.86      $  10.00
                               ---------       -------       -------       -------      -------      --------
 Investment income
  (loss) -- net .............      (.04)          (.09)         (.07)         (.09)        (.05)         (.05)
 Realized and
  unrealized gain
  (loss) on
  investments -- net ........      2.27           4.79          2.07          1.84          .15          (.09)
                               ----------      --------      --------      -------      -------      ----------
Total from investment
 operations .................      2.23          4.70           2.00          1.75          .10          (.14)
                               ----------      --------      --------      -------      -------      ----------
Less distributions from
 realized gain on
 investments -- net .........      (2.21)        (1.12)         (.26)         (.31)          --            --
                               ----------      --------      --------      -------      -------      ----------
Net asset value, end of
 period .....................  $  16.74        $ 16.72       $ 13.14       $ 11.40      $  9.96      $   9.86
                               ==========      ========      ========      =======      =======      ==========
TOTAL INVESTMENT
 RETURN:**
Based on net asset value
 per share ..................     13.97   %#    37.90   %     17.68   %      18.28%        1.01%         ( 1.40)  %#
                               ==========      ========      ========      =======      =======      ==========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses ....................        1.88%*      2.02   %      2.15   %       2.44%        2.35%           2.79%*
                               ==========      ========      ========      =======      =======      ==========
Investment income
 (loss) -- net ..............      (.54)%*       (.58)  %      (.57)  %       (.88)%       (.52)%          (.83)%*
                               ==========      ========      ========      =======      =======      ==========
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands) .............  $  103,879      $ 74,732      $ 54,052      $44,220      $47,263       $  45,736
                               ==========      ========      ========      =======      =======      ==========
Portfolio turnover ..........     23.53   %     94.38   %     82.10   %      80.41%      112.68%        64.09   %
                               ==========      ========      ========      =======      =======      ==========
Average commission rate
 paid## .....................  $    .0630      $   .0628     $   .0623          --           --              --
                               ==========      =========     =========     =======      =======      ==========



                                                               CLASS D++
                              ---------------------------------------------------------------------------
                                 FOR THE                                                       FOR THE
                                   SIX                                                         PERIOD
                                 MONTHS                  FOR THE YEAR ENDED                   DEC. 24,
                                  ENDED                      AUGUST 31,                         1992+
                                FEB. 28,   -----------------------------------------------   TO AUG. 31,
                                  1998         1997        1996        1995        1994         1993
                              ------------ ----------- ----------- ----------- ----------- --------------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period ........   $ 17.27    $ 13.54     $ 11.64       $ 10.09    $   9.91    $  10.00
                                -------    --------    --------      -------    --------    --------
 Investment income
  (loss) -- net .............      .02        .03         .03           (.01)        .03            --+++
 Realized and
  unrealized gain
  (loss) on
  investments -- net ........     2.36       4.93        2.13           1.87         .15        (.09)
                                -------    --------    --------      -------    --------    ----------
Total from investment
 operations .................     2.38       4.96        2.16           1.86         .18        (.09)
                                -------    --------    --------      -------    --------    ----------
Less distributions from
 realized gain on
 investments -- net .........     (2.32)     (1.23)       (.26)         (.31)         --          --
                                --------   ---------   ---------     -------    ---------   ----------
Net asset value, end of
 period .....................   $ 17.33    $ 17.27     $ 13.54       $ 11.64    $  10.09    $   9.91
                                ========   =========   =========     =======    =========   ==========
TOTAL INVESTMENT
 RETURN:**
Based on net asset value
 per share ..................    14.47   %#  38.90   %   18.70   %     19.15%        1.82%      (.90)  %#
                                ========   =========   =========     =======    =========   ==========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses ....................       1.11%*    1.24   %    1.37   %      1.65%        1.58%        2.03%*
                                ========   =========   =========     =======    =========   ==========
Investment income
 (loss) -- net ..............        .23%*     .17   %     .24   %      (.10)%        .31%        (.04)%*
                                ========   =========   =========     =======    =========   ==========
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands) ............. $   88,201   $  53,101   $  22,892     $13,231    $   8,623    $   6,930
                              ==========   =========   =========     =======    =========   ==========
Portfolio turnover ..........    23.53   %   94.38   %   82.10   %     80.41%      112.68%     64.09   %
                              ==========   =========   =========     =======    =========   ==========
Average commission rate
 paid## ..................... $    .0630   $   .0628   $   .0623          --           --           --
                              ==========   =========   =========     =======    =========   ==========

---------
     + Commencement of operations.
     ++ Based on average shares outstanding.
+++ Amount is less than $.01 per share.
     * Annualized.
     ** Total investment returns exclude the effects of sales loads.
     # Aggregate total investment return.
 ## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

     FUND FOR TOMORROW. The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of Fund For Tomorrow by Deloitte & Touche LLP, independent auditors.

     The following per share data and ratios have been derived from information provided in Fund For Tomorrow's audited Financial Statements:



                                                               CLASS A
                                          -------------------------------------------------
                                                   FOR THE YEAR ENDED JANUARY 31,
                                          -------------------------------------------------
                                             1998++      1997++      1996++       1995++
                                          ----------- ----------- ----------- -------------
INCREASE (DECREASE) IN NET ASSET
 VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..... $ 17.16     $ 16.26       $ 13.55     $   16.39
                                          --------    --------      -------     ---------
Investment income -- net ................    .07         .08           .07            .09
Realized and unrealized gain (loss)
 on investments and foreign
 currency transactions -- net ...........   1.99        3.04          4.19         ( 1.97)
                                          --------    --------      -------     ---------
Total from investment operations ........   2.06        3.12          4.26         ( 1.88)
                                          --------    --------      -------     ---------
Less dividends and distributions:
 Investment income -- net ...............        --          --          --            --
 Realized gain on investments --
  net ...................................    ( 3.61)     ( 2.22)     ( 1.55)       (  .96)
                                          ---------   ---------     -------     ---------
Total dividends and distributions .......    ( 3.61)     ( 2.22)     ( 1.55)       (  .96)
                                          ---------   ---------     -------     ---------
Net asset value, end of period .......... $ 15.61     $ 17.16       $ 16.26     $   13.55
                                          =========   =========     =======     =========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share ......   12.43   %   19.99   %     31.82%       (11.23)%
                                          =========   =========     =======     =========
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................     .99   %    1.00   %      1.07%          .98%
                                          =========   =========     =======     =========
Investment income -- net ................     .40   %     .46   %       .44%          .59%
                                          =========   =========     =======     =========
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands) ............................. $  13,552   $  39,605     $34,231     $   8,665
                                          =========   =========     =======     =========
Portfolio turnover ......................   17.63   %   39.96   %     67.38%        45.86%
                                          =========   =========     =======     =========
Average commission rate paid## .......... $   .0003   $   .0277          --            --
                                          =========   =========     =======     =========



                                                                           CLASS A
                                          -------------------------------------------------------------------------
                                                               FOR THE YEAR ENDED JANUARY 31,
                                          -------------------------------------------------------------------------
                                              1994        1993        1992        1991        1990        1989+
                                          ----------- ----------- ----------- ----------- ----------- -------------
INCREASE (DECREASE) IN NET ASSET
 VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....   $ 16.29     $ 16.84    $ 15.49     $ 15.26     $ 14.96      $  16.05
                                            -------     -------    -------     -------     -------      --------
Investment income -- net ................      .15         .25         .36         .41         .30           .08
Realized and unrealized gain (loss)
 on investments and foreign
 currency transactions -- net ...........     2.18         .49        3.74         .59        1.45           .43
                                            -------     -------    -------     -------     -------      --------
Total from investment operations ........     2.33         .74        4.10        1.00        1.75           .51
                                            -------     -------    -------     -------     -------      --------
Less dividends and distributions:
 Investment income -- net ...............        --        (.23)       (.35)       (.40)      (.41)         (.13)
 Realized gain on investments --
  net ...................................     (2.23)      (1.06)      (2.40)       (.37)     (1.04)        (1.47)
                                            -------     -------    --------    --------    --------     ---------
Total dividends and distributions .......     (2.23)      (1.29)      (2.75)       (.77)     (1.45)        (1.60)
                                            -------     -------    --------    --------    --------     ---------
Net asset value, end of period ..........   $ 16.39     $ 16.29     $ 16.84     $ 15.49     $ 15.26      $  14.96
                                            =======     =======    ========    ========    ========     =========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share ......     15.78%       4.79%      28.35%       6.64%      10.92%         3.90%#
                                            =======     =======    ========    ========    ========     =========
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................       .88%        .90%        .95%        .96%        .89%          .91%*
                                            =======     =======    ========    ========    ========     =========
Investment income -- net ................       .95%       1.35%       1.81%       2.58%       2.20%         1.87%*
                                            =======     =======    ========    ========    ========     =========
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands) .............................   $10,942     $11,394    $  8,846    $  5,478    $  4,466     $     476
                                            =======     =======    ========    ========    ========     =========
Portfolio turnover ......................     48.63%      40.58%      48.28%      25.57%      15.23%        10.26%
                                            =======     =======    ========    ========    ========     =========
Average commission rate paid## ..........        --          --          --          --          --            --
                                            =======     =======    ========    ========    ========     =========

---------
* Annualized.
** Total investment returns exclude the effects of sales loads.
+ Class A shares commenced operations on October 26, 1988.
++ Based on average shares outstanding.
# Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                                                              CLASS B
                                      -------------------------------------------------------
                                                  FOR THE YEAR ENDED JANUARY 31,
                                      -------------------------------------------------------
                                          1998+         1997+         1996+         1995+
                                      ------------- ------------- ------------- -------------
INCREASE (DECREASE) IN NET
 ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period .............................   $ 16.59       $ 15.79        $ 13.33      $  16.30
                                        -------       --------       -------      --------
Investment income (loss) -- net......      (.13)         (.10)          (.08)         (.06)
Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions -- net ................      1.92          2.95           4.09         (1.96)
                                        --------      --------       -------      --------
Total from investment
 operations .........................      1.79          2.85           4.01         (2.02)
                                        --------      --------       -------      --------
Less dividends and distributions:
 Investment income -- net ...........         --            --           --            --
 Realized gain on
  investments -- net ................     (3.37)        (2.05)        (1.55)         (.95)
                                        --------      --------       -------      --------
Total dividends and
 distributions ......................     (3.37)        (2.05)        (1.55)         (.95)
                                        --------      --------       -------      --------
Net asset value, end of period ......   $ 15.01       $ 16.59       $ 15.79      $  13.33
                                        ========      ========       =======      ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per
 share ..............................     11.20   %     18.80   %     30.43  %     (12.22)%
                                        ========      ========       =======      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses ............................      2.03   %      2.06   %       2.13 %       1.99 %
                                        ========      ========       =======      ========
Investment income (loss) -- net......      (.74)  %    (  .58)  %       (.55)%       (.38)%
                                        ========      ========       =======      ========
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands) .........................   $ 60,646      $104,828       $112,239     $119,186
                                        ========      ========       ========     ========
Portfolio turnover ..................      17.63  %      39.96  %       67.38%       45.86%
                                        ========      ========       ========     ========
Average commission rate paid# .......   $   .0003     $   .0277           --            --
                                        =========     =========      ========     ========



                                                                         CLASS B
                                      -----------------------------------------------------------------------------
                                                             FOR THE YEAR ENDED JANUARY 31,
                                      -----------------------------------------------------------------------------
                                           1994         1993         1992         1991         1990         1989
                                      ------------- ------------ ------------ ------------ ------------ -----------
INCREASE (DECREASE) IN NET
 ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period .............................    $ 16.28      $ 16.82      $ 15.48      $ 15.24      $ 14.94     $ 13.78
                                         -------      -------      -------      -------      -------     --------
Investment income (loss) -- net......       (.01)         .06          .14          .24          .21         .20
Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions -- net ................       2.17          .52         3.77          .60         1.36        2.72
                                         -------      -------      -------      -------      -------     --------
Total from investment
 operations .........................       2.16          .58         3.91          .84         1.57        2.92
                                         -------      -------      -------      -------      -------     --------
Less dividends and distributions:
 Investment income -- net ...........         --         (.06)        (.17)        (.23)        (.23)       (.20)
 Realized gain on
  investments -- net ................      (2.14)       (1.06)       (2.40)        (.37)       (1.04)      (1.56)
                                         -------      --------     --------     --------     --------    --------
Total dividends and
 distributions ......................      (2.14)       (1.12)       (2.57)        (.60)       (1.27)      (1.76)
                                         -------      --------     --------     --------     --------    --------
Net asset value, end of period ......    $ 16.30      $ 16.28      $ 16.82      $ 15.48      $ 15.24     $ 14.94
                                         =======      ========     ========     ========     ========    ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per
 share ..............................      14.60%         3.75%       26.96%        5.59%        9.77%      22.11%
                                         =======      ========     ========     ========     ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses ............................       1.91%         1.92%        1.98%        2.00%        1.93%       1.96%
                                         =======      ========     ========     ========     ========    ========
Investment income (loss) -- net......       (.07)%         .36%         .83%        1.53%        1.20%       1.18%
                                         =======      ========     ========     ========     ========    ========
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands) .........................    $396,424     $447,186     $476,106     $442,944     $516,402    $562,899
                                         ========     ========     ========     ========     ========    ========
Portfolio turnover ..................      48.63%        40.58%       48.28%       25.57%       15.23%      10.26%
                                         ========     ========     ========     ========     ========    ========
Average commission rate paid# .......         --            --           --           --           --          --
                                         ========     ========     ========     ========     ========    ========

---------
* Total investment returns exclude the effects of sales loads.
+ Based on average shares outstanding.
# For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

             FUND FOR TOMORROW -- FINANCIAL HIGHLIGHTS (CONCLUDED)



                                                             CLASS C++
                                      --------------------------------------------------------
                                                FOR THE YEAR ENDED             FOR THE PERIOD
                                                    JANUARY 31,                  OCTOBER 21,
                                      ---------------------------------------     1994+ TO
                                                                                 JANUARY 31,
                                           1998          1997         1996          1995
                                      ------------- ------------- ----------- ----------------
INCREASE (DECREASE) IN NET
 ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
 Net asset value, beginning of
  period ............................   $ 16.47       $ 15.71      $  13.28     $  14.08
                                        -------       -------      --------     --------
 Investment income
  (loss) -- net .....................      (.11)         (.10)         (.10)        (.04)
 Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net ...............      1.88          2.94          4.08         (.54)
                                        --------      --------     --------     ----------
Total from investment
 operations .........................      1.77          2.84          3.98         (.58)
                                        --------      --------     --------     ----------
Less distributions from realized
 gains on investments -- net ........     (3.30)        (2.08)        (1.55)        (.22)
                                        --------      --------     --------     ----------
Net asset value, end of period ......   $ 14.94       $ 16.47      $  15.71     $  13.28
                                        ========      ========     ========     ==========
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share ..............................    11.15   %     18.80   %      30.32 %      (4.12)  %#
                                        ========      ========     ========     ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses ............................     2.06   %      2.07   %       2.14 %       2.26%*
                                        ========      ========     ========     ==========
Investment income (loss) -- net .....     (.68)  %      (.61)  %       (.67)%       (.87)%*
                                        ========      ========     ========     ==========
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands) .........................   $  2,926      $  8,430     $  6,385      $      80
                                        ========      ========     ========     ==========
Portfolio turnover ..................      17.63 %       39.96 %      67.38 %        45.86 %
                                        ========      ========     ========     ==========
Average commission rate paid##.......   $   .0003     $   .0277          --             --
                                        =========     =========    ========     ==========



                                                             CLASS D++
                                      --------------------------------------------------------
                                                                                FOR THE PERIOD
                                                 FOR THE YEAR ENDED              OCTOBER 21,
                                                    JANUARY 31,                    1994+ TO
                                      ----------------------------------------   JANUARY 31,
                                           1998          1997         1996           1995
                                      ------------- ------------- ------------ ---------------
INCREASE (DECREASE) IN NET
 ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
 Net asset value, beginning of
  period ............................   $ 17.09       $ 16.20       $ 13.54      $  14.26
                                        ---------     --------      -------      --------
 Investment income
  (loss) -- net .....................         --+++       .04           .03          (.01)
 Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net ...............      1.99          3.03          4.18          (.49)
                                        ---------     --------      -------      ----------
Total from investment
 operations .........................      1.99          3.07          4.21          (.50)
                                        ---------     --------      -------      ----------
Less distributions from realized
 gains on investments -- net ........     (3.56)        (2.18)        (1.55)         (.22)
                                        ---------     --------      --------     ----------
Net asset value, end of period ......   $ 15.52       $ 17.09       $ 16.20      $  13.54
                                        =========     ========      ========     ==========
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share ..............................     12.07  %      19.73  %      31.47 %       (3.50)  %#
                                        =========     ========      ========     ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses ............................      1.23  %       1.25  %       1.33 %        1.43   %*
                                        =========     ========      ========     ==========
Investment income (loss) -- net .....      (.01) %+       .22  %+       .22 %        (.23)  %*
                                        =========     ========      ========     ==========
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands) .........................  $ 231,695    $  238,260      $227,908      $ 156,947
                                       ==========   ==========      ========     ==========
Portfolio turnover ..................      17.63 %       39.96 %       67.38%         45.86 %
                                       ==========   ==========      ========     ==========
Average commission rate paid##.......  $   .0003    $    .0277            --             --
                                       ==========   ==========      ========     ==========

---------
     * Annualized.
     ** Total investment returns exclude the effects of sales loads.
     + Commencement of Operations.
     ++ Based on average shares outstanding.
+++ Amount is less than $(.01) per share.
     # Aggregate total investment return.
 ## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

INVESTMENT OBJECTIVES AND POLICIES
     INVESTMENT OBJECTIVES. The investment objective of Fundamental Growth Fund and Fund For Tomorrow is to provide stockholders with long-term growth of capital by investing primarily in equity securities.

     INVESTMENT POLICIES GENERALLY. Fundamental Growth Fund seeks to invest in a diversified portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings, resulting from a variety of factors including, but not limited to, above-average growth rates in sales, profit margin improvement, proprietary or niche products or services, leading market shares, and underlying strong industry growth. Fund For Tomorrow seeks to invest in a quality-oriented portfolio of securities, primarily common stock. In pursuing this objective, Fund For Tomorrow uses a thematic approach of investing in long-term trends, seeking to identify important investment concepts of the future and reviewing existing concepts to confirm their validity in meeting the Fund's objective. As part of this thematic approach, Fund For Tomorrow seeks to identify companies whose products and services are believed to represent attractive investment opportunities.

     There can be no assurance that, after the Reorganization, Fundamental Growth Fund will achieve its investment objective.

     Fundamental Growth Fund seeks to invest in a diversified portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings. Emphasis will be given to companies having stock market capitalizations of $500 million or more. Fundamental Growth Fund invests primarily in common stock, and to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. Fundamental Growth Fund will maintain at least 65% of its total assets invested in equity securities, except during defensive periods. Fundamental Growth Fund reserves the right as a defensive measure and to provide for redemptions to hold other types of securities, including non-convertible preferred stocks and debt securities rated investment grade by a nationally recognized statistical rating organization, U. S. Government and money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

     Fund For Tomorrow invests primarily in common stocks of companies whose products and services are believed to represent attractive investment opportunities in accordance with Fund For Tomorrow's thematic approach of investing in long-term trends. Fund For Tomorrow may invest in securities issued by companies of any size, without regard to capitalization. When management deems it advisable to do so, Fund For Tomorrow may invest in securities other than common stocks, including but not limited to convertible securities, preferred stocks and bonds. Fund For Tomorrow does not presently intend to purchase bonds rated lower than BBB by S&P or Baa by Moody's. Fund For Tomorrow reserves the right to invest, temporarily, all or a portion of its assets in high quality money market securities for purposes of enhancing liquidity and avoiding the effects of declining stock prices when it seems advisable to do so in light of prevailing market or economic conditions. The proportion of Fund For Tomorrow's assets that is invested in money market securities will vary from time to time.

     MLAM believes that the securities currently held in the Fund For Tomorrow portfolio are consistent with the investment objectives and policies of Fundamental Growth Fund and are not prohibited by the investment restrictions of Fundamental Growth Fund. Fundamental Growth Fund has no plan or intention to sell or otherwise dispose of any of the assets of Fund For Tomorrow acquired in the Reorganization, except for dispositions made in the ordinary course of business.

     A more specific comparison of the investment policies of Fund For Tomorrow and Fundamental Growth Fund follows.

     FOREIGN SECURITIES. Each Fund may invest in foreign securities. Fund For Tomorrow may invest up to 25% of total assets in securities of foreign issuers, including issuers in foreign countries with smaller capital markets. Fundamental Growth Fund may invest up to 10% of its assets in the securities of foreign issuers (this limitation does not apply to ADRs). See "Risk Factors and Special Considerations -- Investing on an International Basis."

     HEDGING TECHNIQUES; INVESTMENT PRACTICES INVOLVING THE USE OF OPTIONS, FUTURES AND OTHER PORTFOLIO STRATEGIES. Fundamental Growth Fund may use certain techniques to hedge its portfolio or enhance its return that Fund For Tomorrow does not use. Specifically, Fundamental Growth Fund may purchase put and call options on securities and securities indices, write put options on securities and securities indices, engage in transactions in financial futures contracts and related options, and purchase securities on a when issued or delayed delivery basis. Other than with respect to closing transactions, Fundamental Growth Fund will only write call or put options that are "covered." Fund For Tomorrow may write covered call options, however, the underlying securities may not exceed 15% of the value of its total assets. Fundamental Growth Fund is not subject to a similar restriction. For a more detailed description of hedging instruments and risks associated with investment therein, see "Investment Objective and Policies -- Other Investment Policies and Practices" in the Fundamental Growth Fund Prospectus. Also see "Risk Factors and Special Considerations -- Hedging" herein.

     CONVERTIBLE SECURITIES. Each of the Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by one of the Funds is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


OTHER INVESTMENT POLICIES

     Both Fund For Tomorrow and Fundamental Growth Fund have adopted certain other investment policies as set forth below:

     BORROWINGS. Fund For Tomorrow and Fundamental Growth Fund, as a fundamental restriction, may each borrow amounts not in excess of 33 1/3% of its total assets from banks. As a non-fundamental restriction, however, Fund For Tomorrow may not borrow amounts in excess of 5% of the value of the Fund's total assets and Fundamental Growth Fund may not borrow amounts in excess of 20% of its total assets. Under the applicable non-fundamental restriction, Fundamental Growth Fund may borrow only from banks as a temporary measure for extraordinary or emergency purposes. Additionally, neither Fund may pledge any of its respective assets other than to secure permitted borrowings. Fund For Tomorrow's ability to pledge its assets is further limited to pledging securities having a value of not more than 10% of the Fund's assets to secure permitted borrowings.

     LENDING OF PORTFOLIO SECURITIES. Each Fund may from time to time lend securities from its portfolio to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government.


INVESTMENT RESTRICTIONS

     Other than as noted above under "Comparison of the Funds -- Investment Objectives and Policies," Fund For Tomorrow and Fundamental Growth Fund have identical investment restrictions. See, "Investment Objective and Policies -- Investment Restrictions" in the Fundamental Growth Fund Statement and "Investment Practices and Restrictions -- Investment Restrictions" in the Fund For Tomorrow Statement.


MANAGEMENT

     DIRECTORS. The Board of Directors of each of Fundamental Growth Fund and Fund For Tomorrow consists of six individuals, five of whom are not "interested persons" as defined in the Investment Company Act. One individual, Arthur Zeikel, serves on both Boards. After the Reorganization, the Board of Directors of Fundamental Growth Fund will serve as the Board of Directors of the Combined Fund. The Directors are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Directors of Fundamental Growth Fund are:

     ARTHUR ZEIKEL* -- Chairman of the Investment Adviser and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1997; President of the Investment Adviser and FAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

     JOE GRILLS -- Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") since 1986; Member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation ("IBM") and Chief Investment Officer of IBM Retirement Funds 1986 to 1993; Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute since 1997; Director, Duke Management Company since 1992, elected Vice Chairman in 1998; Director, LaSalle Street Fund since 1995; Director, Hotchkis and Wiley Mutual Funds since 1996; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998.

     WALTER MINTZ -- Special Limited Partner of Cumberland Associates (investment partnership) since 1982.

     ROBERT S. SALOMON, JR. -- Principal of STI Management (investment adviser); Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers equity mutual funds from 1992 to 1995; monthly columnist with FORBES magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 to 1991; Trustee of The Common Fund since 1980.

     MELVIN R. SEIDEN -- Director of Silbanc Properties, Ltd. (real estate, investments and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

     STEPHEN B. SWENSRUD -- Chairman, Fernwood Advisors (investment adviser) since 1996; Principal, Fernwood Associates (financial consultant) since 1975.
---------
* Interested person, as defined by the Investment Company Act, of each of the Funds.

     MANAGEMENT AND ADVISORY ARRANGEMENTS. MLAM serves as the investment adviser for Fund For Tomorrow and as the manager for Fundamental Growth Fund pursuant to an investment advisory agreement or a management agreement, as the case may be (each, a "Management Agreement"). Except for different fee structures and certain other minor differences, the agreements are identical.

     Pursuant to the Management Agreement between Fundamental Growth Fund and MLAM, Fundamental Growth Fund pays MLAM a monthly fee at the annual rate of 0.65% of the average daily net assets of the Fund. Pursuant to the Management Agreement between Fund For Tomorrow and MLAM, Fund For Tomorrow pays MLAM a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.65% of the average daily net assets not exceeding $750 million; 0.60% of the average daily net assets exceeding $750 million but not exceeding $1 billion; and 0.55% of the average daily net assets exceeding $1 billion. The pro forma effective fee rate of the Combined Fund would be 0.65%.

     MLAM has retained MLAM U.K. as sub-adviser to each of Fund For Tomorrow and Fundamental Growth Fund. Pursuant to a separate sub-advisory agreement between MLAM and MLAM U.K. with respect to each Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to each Fund, in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to each Management Agreement. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

     After the Reorganization, on a pro forma combined basis as of June 30, 1998, the total operating expenses of Fundamental Growth Fund, as a percent of net assets, would be less than the current operating expenses for Fund For Tomorrow. In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Fund For Tomorrow stockholders. MLAM believes that the Reorganization is in the best interest of both Fundamental Growth Fund and Fund For Tomorrow stockholders. See "The Reorganization -- Potential Benefits to Stockholders as a Result of the Reorganization" and "Summary -- Pro Forma Fee Tables."


PURCHASE OF SHARES

     The class structure and purchase and distribution procedures for shares of Fund For Tomorrow are identical to those of Fundamental Growth Fund. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto, see "Merrill Lynch Select PricingSM System" and "Purchase of Shares" in either the Fundamental Growth Fund Prospectus or the Fund For Tomorrow Prospectus.


REDEMPTION OF SHARES

     The procedure for redeeming shares of Fundamental Growth Fund is identical to the procedure for redeeming shares of Fund For Tomorrow. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Fundamental Growth Fund acquired by Fund For Tomorrow stockholders in the Reorganization, the holding period of Fund For Tomorrow shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the Corresponding Shares of Fundamental Growth Fund acquired in the Reorganization.

PERFORMANCE

     GENERAL. The following tables provide performance information for each class of shares of Fund For Tomorrow and Fundamental Growth Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.


                            FUNDAMENTAL GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURN



                         CLASS A SHARES           CLASS B SHARES           CLASS C SHARES          CLASS D SHARES
                    ------------------------ ------------------------ ------------------------ -----------------------
                      WITHOUT                  WITHOUT                  WITHOUT                  WITHOUT
                       SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES
PERIOD               CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)
------------------- ----------- ------------ ----------- ------------ ----------- ------------ ----------- -----------
10 months ended
 6/30/98+ .........     26.61        19.96       25.45        21.45       25.48        24.48       26.29       19.66
Year Ended
 8/31/97 ..........     39.24        31.93       37.95        33.95       37.90        36.90       38.90       31.61
Inception** through
 8/31/97 ..........     27.37        24.99       26.10        25.65       14.83        14.83       15.73       14.40

---------
* Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum contingent deferred sales charge ("CDSC") on Class B shares is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.

+ Aggregate total returns.

** Class A and Class B shares commenced operations on October 21, 1994. Class C and Class D shares commenced operations on December 24, 1992.

                               FUND FOR TOMORROW
                          AVERAGE ANNUAL TOTAL RETURN



                                  CLASS A SHARES           CLASS B SHARES           CLASS C SHARES          CLASS D SHARES
                             ------------------------ ------------------------ ------------------------ -----------------------
                               WITHOUT                  WITHOUT                  WITHOUT                  WITHOUT
                                SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES
PERIOD                        CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)
---------------------------- ----------- ------------ ----------- ------------ ----------- ------------ ----------- -----------
5 months ended
 6/30/98+ ..................     13.07        7.13        12.66        8.66        12.58        11.58       13.02        7.08
Year Ended
 1/31/98 ...................     12.43        6.53        11.20        7.58        11.15        10.24       12.07        6.19
Five Years Ended
 1/31/98 ...................     12.82       11.61        11.63       11.63       N/A          N/A         N/A          N/A
Ten years or inception**
 through 1/31/98 ...........     12.67       12.02        12.45       12.45        16.50        16.50       17.61       15.70

---------
* Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.

** Class A shares commenced operations on October 26, 1988. Performance of
   Class B shares is for the ten year period ended January 31, 1998. Class C and Class D shares commenced operations on October 21, 1994.

+ Aggregate total returns.


SHAREHOLDER RIGHTS

     Stockholders of Fundamental Growth Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Fundamental Growth Fund does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of distribution arrangements; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares of Fundamental Growth Fund to be issued to Fund For Tomorrow stockholders in the Reorganization will be fully paid and non-assessable, will have no preemptive rights, and will have the conversion rights described in this Prospectus and Proxy Statement and in the Fundamental Growth Fund Prospectus. Each share of Fundamental Growth Fund common stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses. Rights attributable to shares of Fund For Tomorrow are identical to those described above.


DIVIDENDS AND DISTRIBUTIONS

     The current policy of Fund For Tomorrow with respect to dividends and distributions is substantially the same as the policy of Fundamental Growth Fund. It is each Fund's intention to distribute all of its net investment income, if any. In addition, each Fund distributes all net realized capital gains, if any, to stockholders at least annually.


TAX INFORMATION

     The tax consequences associated with investment in shares of Fund For Tomorrow are substantially the same as the tax consequences associated with investment in shares of Fundamental Growth Fund. See "Additional Information -- Taxes" in the Fundamental Growth Fund Prospectus.


PORTFOLIO TRANSACTIONS

     The procedures for engaging in portfolio transactions are generally the same for both Fund For Tomorrow and Fundamental Growth Fund. For a discussion of these procedures, see "Investment Objective and Policies -- Other Investment Policies and Practices" in the Fundamental Growth Fund Prospectus and "Portfolio Transactions and Brokerage" in the Fundamental Growth Fund Statement.

     Each Fund may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities.


PORTFOLIO TURNOVER

     Generally, neither Fund For Tomorrow nor Fundamental Growth Fund purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to MLAM. Neither Fund has any limit on its rate of portfolio turnover. The portfolio turnover rates for Fund For Tomorrow for its fiscal years ended January 31, 1998 and 1997 were 17.63% and 39.96%, respectively. The portfolio turnover rates for Fundamental Growth Fund for its fiscal years ended August 31, 1997 and 1996 were 94.38% and 82.10%, respectively. Higher portfolio turnover may contribute to higher transactional costs and negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount.


ADDITIONAL INFORMATION

     NET ASSET VALUE. Both Fund For Tomorrow and Fundamental Growth Fund determine the net asset value of each class of its shares once daily 15 minutes after the close of business on the NYSE (generally, 4:00 p.m. New York time), on each day during which the NYSE is open for trading. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

     STOCKHOLDER SERVICES. Fundamental Growth Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of each class of shares of Fundamental Growth Fund have an exchange privilege with certain other MLAM-advised mutual funds. Stockholder services, including exchange privileges, available to stockholders of Fund For Tomorrow and Fundamental Growth Fund are virtually identical. For a description of these services, see "Shareholder Services" in the Fundamental Growth Fund Prospectus.

     INDEPENDENT AUDITORS. Currently Ernst & Young LLP serves as the independent auditors of Fundamental Growth Fund and Deloitte & Touche LLP serves as the independent auditors of Fund For Tomorrow. If the Reorganization is approved, it is anticipated that Ernst & Young LLP will serve as the independent auditors of the Combined Fund. See "Experts."

     CUSTODIAN. The Chase Manhattan Bank, Global Securities Services ("Chase Manhattan") acts as custodian of the cash and securities of Fundamental Growth Fund. The principal business address of Chase Manhattan is Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245. The Bank of New York ("BONY") acts as custodian for Fund For Tomorrow.

BONY's principal business address is 90 Washington Street, 12th Floor, New York, New York 10286. It is presently anticipated that Chase Manhattan will serve as the custodian of the Combined Fund.

     TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND SHAREHOLDER SERVICING AGENT. Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent, dividend disbursing agent and shareholder servicing agent with respect to each Fund (the "Transfer Agent"), at the same fee schedule, pursuant to separate transfer agency, dividend disbursing agency and shareholder servicing agency agreements with each of the Funds.

     CAPITAL STOCK. Fund For Tomorrow has an authorized capital of 400,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock, each of which consists of 100,000,000 shares. Fundamental Growth Fund has an authorized capital of 400,000,000 shares of common stock, par value $0.10 per share, divided into four classes, also designated Class A, Class B, Class C and Class D common stock, each of which consists of 100,000,000 shares. The rights, preferences and expenses attributable to the Class A, Class B, Class C and Class D shares of Fund For Tomorrow are identical in all respects to those of the Class A, Class B, Class C and Class D shares of Fundamental Growth Fund.

     STOCKHOLDER INQUIRIES. Stockholder inquiries with respect to Fund For Tomorrow and Fundamental Growth Fund may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.


                              THE REORGANIZATION

GENERAL

     Under the Agreement and Plan of Reorganization (attached hereto as Exhibit
I), Fundamental Growth Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Fund For Tomorrow, in exchange solely for an equal aggregate value of shares to be issued by Fundamental Growth Fund. Upon receipt by Fund For Tomorrow of such shares, Fund For Tomorrow will distribute the shares to the holders of shares of Fund For Tomorrow, as described below.

     Generally, the assets transferred by Fund For Tomorrow to Fundamental Growth Fund will include all investments of Fund For Tomorrow held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) and all other assets of Fund For Tomorrow as of such time.

     Fund For Tomorrow will distribute the shares of Fundamental Growth Fund received by it pro rata to its stockholders in exchange for such stockholders' proportional interests in Fund For Tomorrow. The shares of Fundamental Growth Fund received by Fund For Tomorrow stockholders will be of the same class and have the same aggregate net asset value as each such stockholder's interest in Fund For Tomorrow as of the Valuation Time (previously defined as the "Corresponding Shares"). (See, "The Agreement and Plan of Reorganization -- Valuation of Assets and Liabilities" for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of Fundamental Growth Fund in the names of all stockholders of Fund For Tomorrow, including stockholders holding Fund For Tomorrow shares in certificate form, and transferring to each stockholder's account the Corresponding Shares of Fundamental Growth Fund representing such stockholder's interest previously credited to the account of Fund For Tomorrow. Stockholders holding Fund For Tomorrow shares in certificate form may receive certificates representing the Corresponding Shares of Fundamental Growth Fund credited to their account in respect of such Fund For Tomorrow shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

     Since the Corresponding Shares of Fundamental Growth Fund would be issued at net asset value in exchange for the net assets of Fund For Tomorrow having a value equal to the aggregate net asset value of those shares of Fund For Tomorrow, the net asset value per share of Fundamental Growth Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should not result in dilution of net asset value of Fundamental Growth Fund immediately following consummation of the Reorganization. However, as a result of the Reorganization, a stockholder of Fund For Tomorrow would hold a smaller percentage of ownership in Fundamental Growth Fund than he or she did in Fund For Tomorrow prior to the Reorganization.

PROCEDURE

     On July 27, 1998, the Board of Directors of Fund For Tomorrow, including all of the Directors who are not "interested persons,"as defined by the Investment Company Act, approved the Agreement and Plan of Reorganization and the submission of such Agreement and Plan to Fund For Tomorrow stockholders for approval. The Board of Directors of Fundamental Growth Fund, including all of the Directors who are not interested persons, also approved the Agreement and Plan of Reorganization on July 8, 1998.

     If the stockholders of Fund For Tomorrow approve the Reorganization at the Meeting, all required regulatory approvals are obtained, and certain conditions are either met or waived, the Reorganization will take place during the fourth calendar quarter of 1998.

     THE BOARD OF DIRECTORS OF FUND FOR TOMORROW RECOMMENDS THAT FUND FOR TOMORROW STOCKHOLDERS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.


TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

     THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE AGREEMENT AND PLAN OF REORGANIZATION, ATTACHED HERETO AS EXHIBIT I.

     VALUATION OF ASSETS AND LIABILITIES. The respective assets of Fund For Tomorrow and Fundamental Growth Fund will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under "Additional Information -- Determination of Net Asset Value" in the Fundamental Growth Fund Prospectus. Purchase orders for Fund For Tomorrow shares which have not been confirmed as of the Valuation Time will be treated as assets of Fund For Tomorrow for purposes of the Reorganization; redemption requests with respect to Fund For Tomorrow shares which have not settled as of the Valuation Time will be treated as liabilities of Fund For Tomorrow for purposes of the Reorganization.

     DISTRIBUTION OF FUNDAMENTAL GROWTH FUND SHARES. On the next full business day following the Valuation Time (the "Exchange Date"), Fundamental Growth Fund will issue to Fund For Tomorrow a number of shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Fund For Tomorrow as of the Valuation Time. Each holder of Fund For Tomorrow shares will receive, in exchange for his or her proportionate interest in Fund For Tomorrow, Corresponding Shares of Fundamental Growth Fund of the same class and having the same aggregate net asset value as the Fund For Tomorrow shares held by such stockholder as of the Valuation Time.

     EXPENSES. The expenses of the Reorganization that are directly attributable to each Fund and the conduct of its business will be deducted from the assets of that Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing materials to be distributed to each Fund's board, legal fees incurred in preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, and accounting fees associated with each Fund's financial statements. The expenses of the Reorganization that are attributable to the transaction itself, including expenses in connection with obtaining the IRS private letter ruling, will be borne pro rata by each Fund according to its net assets as of the Valuation Time. These expenses are expected to include expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and the Registration Statement on Form N-14 (including the Prospectus and Proxy Statement), Commission and other filing fees and legal and audit fees in connection with the Reorganization.

     REQUIRED APPROVALS. Under Fund For Tomorrow's Articles of Incorporation (as amended to date) and relevant Maryland law, stockholder approval of the Agreement and Plan of Reorganization requires the affirmative vote of Fund For Tomorrow stockholders representing a majority of the total number of votes entitled to be cast thereon.

     DEREGISTRATION AND DISSOLUTION. Following the transfer of the assets and liabilities of Fund For Tomorrow to Fundamental Growth Fund and the distribution of Corresponding Shares of Fundamental Growth Fund to Fund For Tomorrow stockholders, Fund For Tomorrow will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

     AMENDMENTS AND CONDITIONS. The Agreement and Plan of Reorganization may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of Fund For Tomorrow and Fundamental Growth Fund pursuant to the Agreement and Plan of Reorganization are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by Fund For Tomorrow stockholders, a favorable IRS private letter ruling or an opinion of counsel being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of Fund For Tomorrow and Fundamental Growth Fund being confirmed by the respective parties.

     TERMINATION, POSTPONEMENT AND WAIVERS. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the Fund For Tomorrow stockholders, prior to the Exchange Date or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of Fund For Tomorrow and Fundamental Growth Fund; (ii) by the Board of Directors of Fund For Tomorrow if any condition to Fund For Tomorrow's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Fundamental Growth Fund if any condition to Fundamental Growth Fund's obligations has not been fulfilled or waived by such Board.


POTENTIAL BENEFITS TO STOCKHOLDERS AS A RESULT OF THE REORGANIZATION

     MLAM and the Board of Directors of Fund For Tomorrow have identified certain potential benefits to stockholders that are likely to result from the Reorganization. First, following the Reorganization, Fund For Tomorrow stockholders will remain invested in a diversified open-end fund that has an investment objective of long-term capital growth. In addition, Fund For Tomorrow stockholders are likely to experience certain additional benefits, including lower expenses per share and potential economies of scale.

     Specifically, as described above under "Comparison of the Funds -- Management -- Management and Advisory Fees," after the Reorganization, on a pro forma basis, Fundamental Growth Fund will pay an advisory fee to MLAM at the same annual rate as currently paid by Fund For Tomorrow and the total operating expenses of Fundamental Growth Fund after the Reorganization, as a percent of net assets, would be less than the current operating expenses for Fund For Tomorrow. See "Summary -- Pro Forma Fee Tables." In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Fund For Tomorrow stockholders. To illustrate the potential economies of scale for Fund For Tomorrow, on June 30, 1998, the total operating expense ratio for Fund For Tomorrow Class A shares was 0.93% (based on total fund net assets of approximately $312 million) and the total operating expense ratio for Fundamental Growth Fund Class A shares was 0.83% (based on total fund net assets of approximately $1,062 million). If the Reorganization had taken place on that date, the total operating expense ratio for Fundamental Growth Fund Class A shares on a pro forma basis would have been 0.82% (based on total fund net assets of approximately $1.4 billion).

     The following table sets forth the net assets of Fund For Tomorrow and the net assets of Fundamental Growth Fund as of the dates indicated.



      FUNDAMENTAL GROWTH FUND              FUND FOR TOMORROW
----------------------------------- -------------------------------
DATE                  NET ASSETS      DATE               NET ASSETS
----------------- -----------------   --------------- ---------------
  As of 8/31/96    $  240,632,901     As of 1/31/96    $380,762,715
  As of 8/31/97    $  406,518,289     As of 1/31/97    $391,122,847
  As of 2/28/98    $  677,236,436     As of 1/31/98    $308,818,599
  As of 6/30/98    $1,061,566,810     As of 6/30/98    $311,611,903

     The table illustrates that the net assets of Fundamental Growth Fund, which commenced operations on December 12, 1992, have experienced substantial increases over the past several years, while the net assets of Fund For Tomorrow, which commenced operations on March 5, 1984, have generally decreased. Were these trends to continue, MLAM anticipates that Fundamental Growth Fund may experience increasing economies of scale which, as a result, may have the effect of reducing its overall operating expense ratio, while Fund For Tomorrow may experience the opposite result, that is, a higher operating expense ratio due to a continuing reduction in assets. Although there can be no assurance that the foregoing would in fact occur, MLAM believes that the economies of scale that may be realized as a result of the Reorganization would be beneficial to Fund For Tomorrow shareholders.

     Based on the foregoing, the Board of Directors of Fund For Tomorrow concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above.

     In approving the Reorganization, the Board of Directors of both Funds determined that the interests of existing stockholders of both Funds would not be diluted as a result of the Reorganization.


TAX CONSEQUENCES OF THE REORGANIZATION

     GENERAL. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. Fund For Tomorrow and Fundamental Growth Fund have elected and qualified for the special tax treatment afforded "regulated investment companies" under the Code, and Fundamental Growth Fund intends to continue to so qualify after the Reorganization. Fund For Tomorrow and Fundamental Growth Fund have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the Reorganization, as described, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and Fund For Tomorrow and Fundamental Growth Fund will each be deemed a "party" to the Reorganization within the meaning of Section 368(b); (ii) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the stockholders of Fund For Tomorrow upon the receipt of Corresponding Shares of Fundamental Growth Fund in the Reorganization solely in exchange for their shares of Fund For Tomorrow; (iii) in accordance with
Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Fundamental Growth Fund received by the stockholders of Fund For Tomorrow in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of Fund For Tomorrow surrendered in exchange; (iv) in accordance with Section 1223 of the Code, the holding period of the Corresponding Shares of Fundamental Growth Fund received by stockholders of Fund For Tomorrow in the Reorganization will include the holding period of the shares of Fund For Tomorrow immediately prior to the Reorganization (provided that at the time of the Reorganization the shares of Fund For Tomorrow were held as capital assets); (v) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Fund For Tomorrow on the asset transfer solely in exchange for Fundamental Growth Fund shares or on the distribution of Fundamental Growth Fund shares to Fund For Tomorrow stockholders under Section 361(c)(1); (vi) under Section 1032 of the Code, no gain or loss will be recognized by Fundamental Growth Fund on the exchange of its shares for Fund For Tomorrow assets; (vii) in accordance with Section 362(b) of the Code, the tax basis of the assets of Fund For Tomorrow in the hands of Fundamental Growth Fund will be the same as the tax basis of such assets in the hands of Fund For Tomorrow immediately prior to the Reorganization; (viii) in accordance with Section 1223 of the Code, the holding period of the transferred assets in the hands of Fundamental Growth Fund will include the holding period of such assets in the hands of Fund For Tomorrow; and (ix) the taxable year of Fund For Tomorrow will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Fundamental Growth Fund will succeed to and take into account certain tax attributes of Fund For Tomorrow, such as earnings and profits, capital loss carryovers and method of accounting. If the IRS does not issue a favorable private letter ruling in advance of the selected closing date, the Funds may proceed with the closing of the Reorganization upon receipt of an opinion of counsel regarding the tax matters covered by the ruling request.

     To the extent Fundamental Growth Fund has unrealized capital gains at the time of the Reorganization, Fund For Tomorrow stockholders may incur taxable gains in the year that Fundamental Growth Fund realizes and distributes those gains. This will be true notwithstanding that the unrealized gains were reflected in the price of Fundamental Growth Fund shares at the time they were exchanged for assets of Fund For Tomorrow in the Reorganization. Conversely, stockholders of Fundamental Growth Fund will share in unrealized capital gains of Fund For Tomorrow after the Reorganization and bear a tax consequence on the subsequent realization of such gains. Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

     STATUS AS A REGULATED INVESTMENT COMPANY. Both Fund For Tomorrow and Fundamental Growth Fund have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Fundamental Growth Fund intends to continue to operate so as to qualify as a regulated investment company. Following the liquidation and dissolution of Fund For Tomorrow and distribution of shares of Fundamental Growth Fund to Fund For Tomorrow stockholders, Fund For Tomorrow will terminate its registration under the Investment Company Act and its incorporation under Maryland law.


CAPITALIZATION

     The following table sets forth as of June 30, 1998: (i) the capitalization of Fund For Tomorrow, (ii) the capitalization of Fundamental Growth Fund and
(iii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

  PRO FORMA CAPITALIZATION OF FUNDAMENTAL GROWTH FUND, FUND FOR TOMORROW AND
                 COMBINED FUND AS OF JUNE 30, 1998 (UNAUDITED)



                                                          FUNDAMENTAL GROWTH FUND
                               -----------------------------------------------------------------------------
                                    CLASS A             CLASS B             CLASS C             CLASS D
                               -----------------   -----------------   -----------------   -----------------
Total Net Assets:               $172,885,564        $604,496,007        $135,909,704        $148,275,535
Shares Outstanding:                8,970,935          32,949,565           7,375,265           7,755,139
 Net Asset Value Per Share:     $      19.27        $      18.35        $      18.43        $      19.12
                                                              FUND FOR TOMORROW
                               --------------------------------------------------------------------------------
                                  CLASS A             CLASS B             CLASS C             CLASS D
                               -----------------   -----------------   -----------------   -----------------
Total Net Assets:               $ 10,819,194        $ 49,899,908        $  1,780,876        $249,111,925
Shares Outstanding:                  612,910           2,951,579             105,848          14,201,953
 Net Asset Value Per Share:     $      17.65        $      16.91        $      16.82        $      17.54
                                                                COMBINED FUND
                               --------------------------------------------------------------------------------
                                  CLASS A             CLASS B             CLASS C             CLASS D
                               -----------------   -----------------   -----------------   -----------------
Total Net Assets*:              $176,638,105        $628,912,918        $132,566,708        $375,940,282
Shares Outstanding:                9,516,432          35,592,421           7,469,168          20,415,072
 Net Asset Value Per Share*:    $      18.56        $      17.67        $      17.75        $      18.41

---------
* Total Net Assets and Net Asset Value Per Share include the aggregate value of Fund For Tomorrow's net assets which would have been transferred to Fundamental Growth Fund had the Reorganization been consummated on June 30, 1998. Assumes distribution of undistributed net investment income and undistributed realized capital gains, and accrual of estimated
  Reorganization expenses of $350,000. No assurance can be given as to how many shares of Fundamental Growth Fund the Fund For Tomorrow stockholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Fundamental Growth Fund that actually will be received on or after such date.


                  INFORMATION CONCERNING THE SPECIAL MEETING

DATE, TIME AND PLACE OF MEETING

     The Meeting will be held on October 13, 1998, at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m., New York time.


SOLICITATION, REVOCATION AND USE OF PROXIES

     A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Fund For Tomorrow. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his or her proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of the Agreement and Plan of Reorganization.

     It is not anticipated that any matters other than the adoption of the Agreement and Plan of Reorganization will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.


RECORD DATE AND OUTSTANDING SHARES


     Only holders of record of shares of Fund For Tomorrow at the close of business on August 25, 1998 (the "Record Date") are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were 17,605,278 shares of Fund For Tomorrow common stock issued and outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF FUND FOR TOMORROW AND FUNDAMENTAL GROWTH FUND

     To the knowledge of Fund For Tomorrow, as of the Record Date, no person or entity owned beneficially or of record 5% or more of any class of shares of Fund For Tomorrow or of all classes of Fund For Tomorrow shares in the aggregate.

     At the Record Date, the Directors and officers of Fund For Tomorrow as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Fund For Tomorrow and owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

     To the knowledge of Fundamental Growth Fund, as of the Record Date, no person or entity owned beneficially or of record 5% or more of any class of shares of Fundamental Growth Fund or of all classes of Fundamental Growth Fund shares in the aggregate.

     As of the Record Date, the Directors and officers of Fundamental Growth Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Fundamental Growth Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.


VOTING RIGHTS AND REQUIRED VOTE

     For purposes of this Proxy Statement and Prospectus, each share of each class of Fund For Tomorrow is entitled to one vote. Approval of the Agreement and Plan of Reorganization requires the affirmative vote of Fund For Tomorrow stockholders representing a majority of the total votes entitled to be cast thereon, with all shares voting as a single class.

     Under Maryland law, stockholders of a registered open-end investment company such as Fund For Tomorrow are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any stockholder of Fund For Tomorrow may redeem his or her Fund For Tomorrow shares prior to the Reorganization.

     A quorum for purposes of the Meeting consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of Fund For Tomorrow's stockholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan of Reorganization are not received from the stockholders of Fund For Tomorrow, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Fund For Tomorrow present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of Fund For Tomorrow.


                            ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Fundamental Growth Fund and Fund For Tomorrow pro rata according to the aggregate net assets of each Fund's portfolio on the date of Reorganization. Such expenses are currently estimated to be $350,000.

     Fund For Tomorrow will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Fund For Tomorrow and will reimburse certain persons that Fund For Tomorrow may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Fund For Tomorrow.

     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Fund For Tomorrow. Fund For Tomorrow has retained Shareholder Communications Corporation, 17 State Street, 27th Floor, New York, New York 10004, to aid in the solicitation of proxies at a cost to be borne by Fund For Tomorrow estimated not to exceed $15,000, plus out-of-pocket expenses.

     Broker-dealer firms, including Merrill Lynch, holding shares of Fund For Tomorrow in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan of Reorganization. Fund For Tomorrow will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders exists. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. Since approval of the Agreement and Plan of Reorganization requires the affirmative vote of stockholders representing a majority of the outstanding shares of Fund For Tomorrow, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan of Reorganization.

     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which Fund For Tomorrow and Fundamental Growth Fund, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Fund For Tomorrow and Fundamental Growth Fund both file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Fund For Tomorrow and Fundamental Growth Fund can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Fundamental Growth Fund Prospectus, the Fund For Tomorrow Prospectus, the Fundamental Growth Fund Statement, the Fund For Tomorrow Statement, other material incorporated by reference and other information regarding the Funds.


                               LEGAL PROCEEDINGS

   There are no material legal proceedings to which Fund For Tomorrow or
                               Fundamental Growth Fund is a party.


                                LEGAL OPINIONS

     Certain legal matters in connection with the Reorganization will be passed upon for Fund For Tomorrow by Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, New York and for Fundamental Growth Fund by Brown & Wood LLP, One World Trade Center, New York, New York. Swidler Berlin Shereff Friedman, LLP will rely as to matters of Maryland law on the opinion of Brown & Wood LLP, 815 Connecticut Avenue, N.W., Washington, D.C. 20006-4004.


                                    EXPERTS

     The financial highlights of Fund For Tomorrow included in this Proxy Statement and Prospectus have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is 117 Campus Drive, Princeton, New Jersey 08540.

     The statement of assets and liabilities of Fundamental Growth Fund, including the schedule of investments, as of August 31, 1997 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended incorporated by reference in this Proxy Statement and Prospectus, and financial highlights for each of the periods from inception to August 31, 1997, included and incorporated by reference in this Proxy Statement and Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon incorporated herein by reference, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 202 Carnegie Center, Princeton, New Jersey 08543.

                             STOCKHOLDER PROPOSALS

     A stockholder proposal intended to be presented at any subsequent meeting of stockholders of Fund For Tomorrow must be received by Fund For Tomorrow in a reasonable time before the Board of Directors solicitation relating to such meeting is to be made in order to be considered in Fund For Tomorrow's proxy statement and form of proxy relating to the meeting.



                                        By Order of the Board of Directors,


                                        SUSAN B. BAKER
                                        SECRETARY, MERRILL LYNCH FUND FOR
                                        TOMORROW, INC.

                                                                      EXHIBIT I


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 4th day of September, 1998, by and between MERRILL LYNCH FUND FOR TOMORROW, INC., a Maryland corporation ("FFT"), and MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., a Maryland corporation ("Fundamental Growth").


                            PLAN OF REORGANIZATION

     The reorganization will consist of the acquisition by Fundamental Growth of substantially all of the assets, and the assumption of substantially all of the liabilities, of FFT in exchange solely for an equal aggregate value of newly issued shares of Fundamental Growth's common stock, with a par value of $.10 per share, and the subsequent distribution of Corresponding Shares (defined below) of Fundamental Growth to FFT shareholders in exchange for their shares of common stock of FFT, with a par value of $.10 per share, in liquidation of FFT, all upon and subject to the terms hereinafter set forth (the "Reorganization").

     In the course of the Reorganization, shares of Fundamental Growth will be distributed to FFT shareholders as follows: each holder of FFT shares will be entitled to receive that class of shares of Fundamental Growth having the same letter designation (I.E., Class A, Class B, Class C or Class D), and the same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any ("Corresponding Shares"), as the shares of FFT owned by such shareholder on the Exchange Date (as defined in Section 7 of this Agreement). The aggregate net asset value of the Corresponding Shares of Fundamental Growth to be received by each shareholder of FFT will equal the aggregate net asset value of the FFT shares owned by such shareholder on the Exchange Date. In consideration therefor, on the Exchange Date, Fundamental Growth shall acquire substantially all of the assets of FFT and assume substantially all of FFT's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     As promptly as practicable after the liquidation of FFT pursuant to the Reorganization, FFT shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").


                                   AGREEMENT

     In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, FFT and Fundamental Growth hereby agree as follows:


1. REPRESENTATIONS AND WARRANTIES OF FFT.

     FFT represents and warrants to, and agrees with, Fundamental Growth that:

     (a) FFT is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. FFT has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) FFT is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-3871), and such registration has not been revoked or rescinded and is in full force and effect. FFT has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its taxable year ending upon the liquidation of FFT.

     (c) As used in this Agreement, the term "Investments" shall mean (i) the investments of FFT shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Fundamental Growth, with such additions thereto and deletions therefrom as may have arisen in the course of FFT's business up to the Valuation Time; and (ii) all other assets owned by FFT or liabilities incurred as of the Valuation Time.

     (d) FFT has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to receipt of shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     (e) Fundamental Growth has been furnished with a statement of assets and liabilities and a schedule of investments of FFT, each as of January 31, 1998, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of FFT and an unaudited schedule of investments of FFT, each as of the Valuation Time, will be furnished to Fundamental Growth at or prior to the Exchange Date for the purpose of determining the number of shares of Fundamental Growth to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of FFT as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

     (f) Fundamental Growth will be furnished with FFT's Semi-Annual Report to Shareholders for the six months ended July 31, 1998, and the unaudited financial statements appearing therein will fairly present the financial position of FFT as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

     (g) Fundamental Growth has been furnished with the prospectus and statement of additional information of FFT, dated April 30, 1998, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of FFT, threatened against FFT that assert liability on the part of FFT or that materially affect its financial condition or its ability to consummate the Reorganization. FFT is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (i) There are no material contracts outstanding to which FFT is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (o) below) or will not otherwise be disclosed to Fundamental Growth prior to the Valuation Time.

     (j) FFT is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

     (k) FFT has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since January 31, 1998, and those incurred in connection with the Reorganization. As of the Valuation Time, FFT will advise Fundamental Growth in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

     (l) FFT has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of FFT have been adequately provided for on its books, and no tax deficiency or liability of FFT has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

     (m) At both the Valuation Time and the Exchange Date, FFT will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, FFT will have good and marketable title to all of the Investments, and Fundamental Growth will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

     (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by FFT of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto
Rico).

     (o) The registration statement filed by Fundamental Growth on Form N-14 relating to the shares of Fundamental Growth to be issued pursuant to this Agreement, which includes the proxy statement of FFT and the prospectus of Fundamental Growth with respect to the transaction contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to FFT (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by FFT for use in the N-14 Registration Statement as provided in
Section 6(e) of this Agreement.

     (p) FFT is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.

     (q) The books and records of FFT made available to Fundamental Growth and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of FFT.

     (r) FFT will not sell or otherwise dispose of any of the shares of Fundamental Growth to be received in the Reorganization, except in distribution to the shareholders of FFT.


2. REPRESENTATIONS AND WARRANTIES OF FUNDAMENTAL GROWTH.

     Fundamental Growth represents and warrants to, and agrees with, FFT that:

     (a) Fundamental Growth is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Fundamental Growth has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) Fundamental Growth is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-6669), and such registration has not been revoked or rescinded and is in full force and effect. Fundamental Growth has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify both until consummation of the Reorganization and thereafter.

     (c) Fundamental Growth has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     (d) FFT has been furnished with a statement of assets and liabilities and a schedule of investments of Fundamental Growth, each as of August 31, 1997, said financial statements having been examined by Ernst & Young LLP, independent public accountants. An unaudited statement of assets and liabilities of Fundamental Growth and an unaudited schedule of investments of Fundamental Growth, each as of the Valuation Time, will be furnished to FFT at or prior to the Exchange Date for the purpose of determining the number of shares of Fundamental Growth to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Fundamental Growth as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

     (e) FFT has been furnished with Fundamental Growth's Semi-Annual Report to Shareholders for the six months ended February 28, 1998, and the unaudited financial statements appearing therein fairly present the financial position of Fundamental Growth as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

     (f) FFT has been furnished with the prospectus and statement of additional information of Fundamental Growth, dated November 26, 1997, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Fundamental Growth, threatened against Fundamental Growth that assert liability on the part of Fundamental Growth or that materially affect its financial condition or its ability to consummate the Reorganization. Fundamental Growth is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (h) There are no material contracts outstanding to which Fundamental Growth is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to FFT prior to the Valuation Time.

     (i) Fundamental Growth is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

     (j) Fundamental Growth has no known liabilities of a material amount, contingent or otherwise, other than those shown on Fundamental Growth's statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since February 28, 1998 and those incurred in connection with the Reorganization. As of the Valuation Time, Fundamental Growth will advise FFT in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

     (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Fundamental Growth of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

     (l) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meeting referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Fundamental Growth (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Fundamental Growth for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

     (m) Fundamental Growth is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.

     (n) The Fundamental Growth shares to be issued to FFT pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of Fundamental Growth will have any preemptive right of subscription or purchase in respect thereof.

     (o) At or prior to the Exchange Date, the Fundamental Growth shares to be transferred to FFT on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Fundamental Growth presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

     (p) At or prior to the Exchange Date, Fundamental Growth will have obtained any and all regulatory, Director and shareholder approvals necessary to issue the shares of Fundamental Growth to FFT.


3. THE REORGANIZATION.

     (a) Subject to receiving the requisite approval of the shareholders of FFT, and to the other terms and conditions contained herein, FFT agrees to convey, transfer and deliver to Fundamental Growth for the benefit of Fundamental Growth, and Fundamental Growth agrees to acquire from FFT for the benefit of Fundamental Growth, on the Exchange Date all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of FFT, and assume substantially all of the liabilities of FFT, in exchange solely for that number of shares of Fundamental Growth provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable FFT will distribute all Fundamental Growth shares received by it to its shareholders in exchange for their corresponding FFT shares. Such distribution shall be accomplished by the opening of shareholder accounts on the stock ledger records of Fundamental Growth in the amounts due the shareholders of FFT based on their respective holdings in FFT as of the Valuation Time.

     (b) FFT will pay or cause to be paid to Fundamental Growth any interest it receives on or after the Exchange Date with respect to the Investments transferred to Fundamental Growth hereunder.

     (c) The Valuation Time shall be 4:00 P.M., New York time, on November 20, 1998, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

     (d) Fundamental Growth will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, FFT, except that recourse for such liabilities will be limited to the net assets of FFT acquired by Fundamental Growth. The known liabilities of FFT as of the Valuation Time shall be confirmed in writing to Fundamental Growth by FFT pursuant to Section 1(k) of this Agreement.

     (e) Fundamental Growth and FFT will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any such other instrument as may be required by the State of Maryland to effect the transfer of Investments of FFT to Fundamental Growth.

     (f) FFT will be dissolved following the Exchange Date by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland.


4. ISSUANCE AND VALUATION OF FUNDAMENTAL GROWTH SHARES IN THE REORGANIZATION.

     Full Fundamental Growth shares, and to the extent necessary, a fractional Fundamental Growth share, of an aggregate net asset value equal to the net asset value of the assets of FFT acquired, determined as hereinafter provided, reduced by the amount of liabilities of FFT assumed by Fundamental Growth, shall be issued by Fundamental Growth in exchange for such assets of FFT. The net asset value of each of FFT and Fundamental Growth shall be determined in accordance with the procedures described in the then current Fundamental Growth prospectus as of the Valuation Time. Such valuation and determination shall be made by Fundamental Growth in cooperation with FFT. Fundamental Growth shall issue its Class A, Class B, Class C and Class D shares to FFT in one certificate or share deposit receipt registered in the name of FFT. FFT shall distribute Corresponding Shares of Fundamental Growth to its shareholders by redelivering such certificate or receipt to Financial Data Services, Inc.


5. PAYMENT OF EXPENSES.

     (a) With respect to expenses incurred in connection with the Reorganization, (i) Fundamental Growth shall pay all expenses incurred which are attributable solely to Fundamental Growth and the conduct of its business,
(ii) FFT shall pay all expenses incurred which are attributable solely to FFT and the conduct of its business, and (iii) FFT and Fundamental Growth shall pay, subsequent to the Exchange Date and pro rata according to each Fund's net assets on the Exchange Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement. Such fees and expenses shall include legal and accounting fees, state securities fees (if any), printing costs, filing fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization.

     (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.


6. COVENANTS OF FFT AND FUNDAMENTAL GROWTH.

     (a) FFT agrees to call a special meeting of its shareholders as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of a majority of the shares of FFT issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such a meeting at or prior to the Valuation Time.

     (b) FFT and Fundamental Growth each covenants to operate its respective business as presently conducted between the date hereof and the Exchange Date.

     (c) FFT agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Fundamental Growth shares other than to the shareholders of FFT and without first paying or adequately providing for the payment of all of FFT's liabilities not assumed by Fundamental Growth, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution and deregistration.

     (d) FFT undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that FFT has ceased to be a registered investment company.

     (e) Fundamental Growth will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. FFT and Fundamental Growth agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws (if applicable).

     (f) Fundamental Growth agrees to advise FFT promptly in writing if at any time prior to the Exchange Date the assets of FFT include any assets which Fundamental Growth is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security which, prior to its acquisition by FFT, Fundamental Growth has informed FFT is unsuitable for Fundamental Growth to acquire. Moreover, Fundamental Growth has no plan or intention to sell or otherwise dispose of the assets of FFT to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

     (g) FFT and Fundamental Growth each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Fundamental Growth agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of FFT for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, FFT shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by FFT with respect to FFT's final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by FFT (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by FFT to the extent such expenses have been accrued by FFT in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Merrill Lynch Asset Management, L.P. ("MLAM") at the time such tax returns and Forms 1099 are prepared.

     (h) FFT agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (i) Following the consummation of the Reorganization, Fundamental Growth expects to stay in existence and continue its business as an open-end management investment company registered under the 1940 Act.


7. EXCHANGE DATE.

     (a) Delivery of the assets of FFT to be transferred, together with any other Investments, and the Fundamental Growth shares to be issued, shall be made at the offices of Swidler Berlin Shereff Friedman, LLP ("SBSF"), 919 Third Avenue, New York, New York 10022, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by FFT and Fundamental Growth, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that any Investments, for any reason, are not transferable on the Exchange Date, FFT shall cause such Investments to be transferred to Fundamental Growth's account with The Chase Manhattan Bank at the earliest practicable date thereafter.

     (b) FFT will deliver to Fundamental Growth on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Fundamental Growth hereunder, certified by Deloitte & Touche LLP.

     (c) As soon as practicable after the close of business on the Exchange Date, FFT shall deliver to Fundamental Growth a list of the names and addresses of all of the shareholders of record of FFT on the Exchange Date and the number of shares of FFT owned by each such shareholder, certified to the best of their knowledge and belief by the transfer agent for FFT or by its President.


8. FFT CONDITIONS.

     The obligations of FFT hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a majority of the shares of FFT, issued and outstanding and entitled to vote thereon, voting together as a single class, and by the Board of Directors of Fundamental Growth; and that Fundamental Growth shall have delivered to FFT a copy of the resolution approving this Agreement adopted by Fundamental Growth's Board of Directors, certified by the Secretary of Fundamental Growth.

     (b) That Fundamental Growth shall have furnished to FFT a statement of Fundamental Growth's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Fundamental Growth's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Fundamental Growth's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Fundamental Growth since February 28, 1998 other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

     (c) That Fundamental Growth shall have furnished to FFT a certificate signed by Fundamental Growth's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Fundamental Growth made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Fundamental Growth has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

     (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (e) That FFT shall have received an opinion of Brown & Wood LLP, as counsel to Fundamental Growth, in form and substance satisfactory to FFT and dated the Exchange Date, to the effect that (i) Fundamental Growth is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Fundamental Growth to be delivered to FFT shareholders as provided for by this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by Fundamental Growth, and no shareholder of Fundamental Growth has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended, or the by-laws of Fundamental Growth or, to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by Fundamental Growth, and represents a valid and binding contract, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto; PROVIDED, that such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of the Articles of Incorporation, as amended, the by-laws, as amended, of Fundamental Growth or any agreement (known to such counsel) to which Fundamental Growth is a party or by which Fundamental Growth is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization, or Maryland law; (v) no consent, approval, authorization or order of any United States Federal court, Maryland state court or governmental authority is required for the consummation by Fundamental Growth of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vi) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (vii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown;

(viii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (ix) Fundamental Growth, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities or blue sky laws, and except where Fundamental Growth has so qualified or the failure so to qualify would not have a material adverse effect on Fundamental Growth or its shareholders; (x) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Fundamental Growth, the unfavorable outcome of which would materially and adversely affect Fundamental Growth; and (xi) all corporate actions required to be taken by Fundamental Growth to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Fundamental Growth and (xii) such opinion is solely for the benefit of FFT and its Directors and officers. Such opinion also shall state that (aa) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (bb) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Fundamental Growth contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Fundamental Growth with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Fundamental Growth.

     (f) That FFT shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of FFT to Fundamental Growth in exchange solely for shares of Fundamental Growth and assumption of FFT's liabilities as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and FFT and Fundamental Growth will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to FFT as a result of the asset transfer solely in exchange for Fundamental Growth shares and the assumption of liabilities or on the distribution of the Fundamental Growth stock to FFT shareholders under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized to Fundamental Growth on the receipt of assets of FFT in exchange for Fundamental Growth shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of FFT on the receipt of Corresponding Shares of Fundamental Growth in exchange for their shares of FFT; (v) in accordance with Section 362(b) of the Code, the tax basis of the FFT assets in the hands of Fundamental Growth will be the same as the tax basis of such assets in the hands of FFT immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Fundamental Growth received by the shareholders of FFT in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of FFT surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a shareholder's holding period for the Corresponding Shares of Fundamental Growth will be determined by including the period for which such shareholder held the shares of FFT exchanged therefor, PROVIDED, that such FFT shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Fundamental Growth's holding period with respect to the FFT assets transferred will include the period for which such assets were held by FFT; and
(ix) the taxable year of FFT will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Fundamental Growth will succeed to and take into account certain tax attributes of FFT, such as earnings and profits, capital loss carryovers and method of accounting.

     (g) That all proceedings taken by Fundamental Growth and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to FFT.

     (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fundamental Growth, contemplated by the Commission.

     (i) That FFT shall have received from Ernst & Young LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to FFT, to the effect that (i) they are independent public accountants with respect to Fundamental Growth within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;
(ii) in their opinion, the financial statements and supplementary information of Fundamental Growth included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by FFT and Fundamental Growth and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Fundamental Growth included in the N-14 Registration Statement, and inquiries of certain officials of Fundamental Growth responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by FFT and Fundamental Growth and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Fundamental Growth appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Fundamental Growth or from schedules prepared by officials of Fundamental Growth having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

     (j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Fundamental Growth or would prohibit the Reorganization.

     (k) That FFT shall have received from the Commission such orders or interpretations as SBSF, as counsel to FFT, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, PROVIDED, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.



9. FUNDAMENTAL GROWTH CONDITIONS.

     The obligations of Fundamental Growth hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of FFT and by the affirmative vote of the holders of a majority of the shares of common stock of FFT issued and outstanding and entitled to vote thereon, voting together as a single class; and that FFT shall have delivered to Fundamental Growth a copy of the resolution approving this Agreement adopted by FFT's Board of Directors, and a certificate setting forth the vote FFT shareholders obtained, each certified by the Secretary of FFT.

     (b) That FFT shall have furnished to Fundamental Growth a statement of FFT's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on FFT's behalf by its President (or any Vice President) and its Treasurer, and a certificate of both such officers, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of FFT since January 31, 1998, other than changes in the Investments since that date or changes in the market value of the Investments.

     (c) That FFT shall have furnished to Fundamental Growth a certificate signed by FFT's President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of FFT made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and FFT has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

     (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (e) That Fundamental Growth shall have received an opinion of Brown & Wood LLP, as Maryland counsel to FFT, in form and substance satisfactory to Fundamental Growth and dated the Exchange Date, to the effect that (i) FFT is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) this

Agreement has been duly authorized, executed and delivered by FFT, and represents a valid and binding contract, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, PROVIDED, that such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) FFT has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, FFT will have duly transferred such assets and liabilities in accordance with this Agreement; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of the Articles of Incorporation, as amended, the by-laws of FFT, as amended, or Maryland law; (v) no consent, approval, authorization or order of any Maryland court or governmental authority is required for the consummation by FFT of the Reorganization, except such as have been obtained under Maryland law; and (vi) such opinion is solely for the benefit of Fundamental Growth and its Directors and officers. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of FFT with regard to matters of fact and certain certificates and written statements of government officials with respect to the good standing of FFT.

     (f) That Fundamental Growth shall have received an opinion of SBSF, as counsel to FFT, in form and substance satisfactory to Fundamental Growth and dated the Exchange Date, to the effect that (i) no consent, approval, authorization or order of any United States Federal court or governmental authority is required for the consummation by FFT of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (ii) the proxy statement of FFT contained in the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (iii) the descriptions in the proxy statement of FFT contained in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (iv) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (v) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of any agreement (known to such counsel) to which FFT is a party or by which FFT is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (vi) FFT, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities or blue sky laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on FFT or its shareholders; (vii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against FFT, the unfavorable outcome of which would materially and adversely affect FFT; (viii) all corporate actions required to be taken by FFT to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Fund For Tomorrow; and (ix) such opinion is solely for the benefit of Fundamental Growth and its Directors and officers. Such opinion also shall state that (aa) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the proxy statement of FFT contained in the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement of FFT contained in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (bb) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to FFT contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, SBSF may state that it is relying on certificates of officers of FFT with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of FFT and the opinion of Brown & Wood LLP as to matters of Maryland law.

     (g) That Fundamental Growth shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(f) of this Agreement.

     (h) That all proceedings taken by FFT and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Fundamental Growth.

     (i) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of FFT, contemplated by the Commission.

     (j) That Fundamental Growth shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Fundamental Growth, to the effect that (i) they are independent public accountants with respect to FFT within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of FFT included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by FFT and Fundamental Growth and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of FFT included in the N-14 Registration Statement, and inquiries of certain officials of FFT responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Fundamental Growth and FFT and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to FFT appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of FFT or from schedules prepared by officials of FFT having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

     (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of FFT or would prohibit the Reorganization.

     (l) That Fundamental Growth shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Fundamental Growth, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, PROVIDED, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

     (m) That the Investments to be transferred to Fundamental Growth shall not include any assets or liabilities which Fundamental Growth, by reason of charter limitations or otherwise, may not properly acquire or assume.

     (n) That FFT shall have delivered to Fundamental Growth a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of FFT for the period ended January 31, 1998 (which returns originally were prepared and filed by FFT), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of FFT for the period covered thereby; and that for the period from February 1, 1998, to and including the Exchange Date and for any taxable year of FFT ending upon the liquidation of FFT, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from February 1, 1998, to and including the Exchange Date and for any taxable year of FFT ending upon the liquidation of FFT or that FFT would not continue to qualify as a regulated investment company for Federal income tax purposes.

     (o) That prior to the Exchange Date, FFT shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for the period from July 1, 1998 to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized for the period from February 1, 1998 to and including the Exchange Date.

10. TERMINATION, POSTPONEMENT AND WAIVERS.

     (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of FFT) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of FFT and Fundamental Growth; (ii) by the Board of Directors of FFT if any condition of FFT's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Fundamental Growth if any condition of Fundamental Growth's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

     (b) If the transactions contemplated by this Agreement have not been consummated by June 1, 1999, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of FFT and Fundamental Growth.

     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either FFT or Fundamental Growth or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

     (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either FFT or Fundamental Growth, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of FFT and Fundamental Growth have delegated to MLAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of FFT and Fundamental Growth to do so.

     (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither FFT nor Fundamental Growth nor any of their officers, directors or trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or trustee, agent or shareholder of FFT or Fundamental Growth against any liability to the entity for which that officer, director or trustee, agent or shareholder so acts or to its shareholders, to which that officer, director or trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of FFT and Fundamental Growth to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of FFT unless such terms and conditions shall result in a change in the method of computing the number of shares of Fundamental Growth to be issued to FFT in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of FFT prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless FFT promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.


11. INDEMNIFICATION.

     (a) FFT hereby agrees to indemnify and hold Fundamental Growth harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Fundamental Growth may incur or sustain by reason of the fact that (i) Fundamental Growth shall be required to pay any corporate obligation of FFT, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against FFT which were omitted or not fairly reflected in the financial statements to be delivered to Fundamental Growth in connection with the Reorganization; (ii) any representations or warranties made by FFT in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of FFT has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the shareholders of FFT and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished by Fundamental Growth to FFT.

     (b) Fundamental Growth hereby agrees to indemnify and hold FFT harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which FFT may incur or sustain by reason of the fact that (i) any representations or warranties made by Fundamental Growth in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Fundamental Growth has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus delivered to shareholders of FFT and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished by FFT to Fundamental Growth.

     (c) In the event that any claim is made against Fundamental Growth in respect of which indemnity may be sought by Fundamental Growth from FFT under
Section 11(a) of this Agreement, or in the event that any claim is made against FFT in respect of which indemnity may be sought by FFT from Fundamental Growth under Section 11(b) of this Agreement, then the party seeking indemnification (the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty
(30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between FFT and Fundamental Growth that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this
Section 11, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.


12. OTHER MATTERS.

     (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Fundamental Growth will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

   THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Fundamental Growth's transfer agent with respect to such shares. FFT will provide Fundamental Growth on the Exchange Date with the name of any FFT shareholder who is to the knowledge of FFT an affiliate of it on such date.

     (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to FFT or Fundamental Growth, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn.:
Arthur Zeikel, President.

     (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

     (e) Copies of the Articles of Incorporation, as amended, of FFT and Fundamental Growth are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each fund.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.


                                        MERRILL LYNCH FUND FOR TOMORROW, INC.



                                        By:     /S/ ARTHUR ZEIKEL
                                          -------------------------------------
                                           ARTHUR ZEIKEL, PRESIDENT




Attest:

   /S/ SUSAN B. BAKER
------------------------------------
SUSAN B. BAKER, SECRETARY









                                    MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.



                                    By:   /S/ ARTHUR ZEIKEL
                                      -------------------------------------

                                      ARTHUR ZEIKEL, PRESIDENT




Attest:

/S/ BARBARA G. FRASER
------------------------------------
BARBARA G. FRASER, SECRETARY

                     MERRILL LYNCH FUND FOR TOMORROW, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Susan B. Baker as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Merrill Lynch Fund For Tomorrow, Inc. (the "Fund") held of record by the undersigned on August 25, 1998, at a Special Meeting of Stockholders of the Fund to be held on October 13, 1998, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.
                                (Continued and to be signed on the reverse side)

1. To approve the Agreement and Plan of Reorganization between Merrill Lynch Fund For Tomorrow, Inc. and Merrill Lynch Fundamental Growth Fund, Inc.

         FOR [ ]        AGAINST [ ]         ABSTAIN [ ]

2. To transact such other business as properly may come before the meeting or any adjournment thereof.





                                                  Please sign exactly as name
                                                  appears hereon. When shares
                                                  are held by joint tenants,
                                                  both should sign. When
                                                  signing as attorney or as
                                                  executor, administrator,
                                                  trustee or guardian, please
                                                  give full title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized persons.

                                                  Dated: ----------------------
                                                  , 1998


                                                X ----------------------------
                                                      Signature

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.
                                               X ----------------------------
   SIGN, DATE AND RETURN THE PROXY CARD          Signature, if held jointly
PROMPTLY USING THE ENCLOSED ENVELOPE.

                      STATEMENT OF ADDITIONAL INFORMATION


                     MERRILL LYNCH FUND FOR TOMORROW, INC.
                  MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011
                                (609) 282-2800


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch Fund For Tomorrow, Inc. ("Fund For Tomorrow") and Merrill Lynch Fundamental Growth Fund, Inc. ("Fundamental Growth Fund") dated September 8, 1998 (the "Proxy Statement and Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Fundamental Growth Fund at 1-800-456-4587, ext. 123, or by writing to Fundamental Growth Fund at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

     Further information about Fundamental Growth Fund is contained in and incorporated by reference to its Prospectus, dated November 26, 1997, and its Statement of Additional Information, dated November 26, 1997, which are incorporated by reference into this Statement of Additional Information. Fundamental Growth Fund's Statement of Additional Information accompanies this Statement of Additional Information.

     Further information about Fund For Tomorrow is contained in and incorporated by reference to its Prospectus, dated April 30, 1998, and its Statement of Additional Information, dated April 30, 1998, which are incorporated by reference into this Statement of Additional Information. Fund For Tomorrow's Statement of Additional Information accompanies this Statement of Additional Information.

     The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Fund For Tomorrow and Fundamental Growth Fund, other material incorporated by reference and other information regarding Fund For Tomorrow and Fundamental Growth Fund.



                               TABLE OF CONTENTS


General Information ......................................................................    2
Financial Statements .....................................................................    2
Pro Forma Combined Schedule of Investments for Fundamental Growth Fund and Fund For
Tomorrow as of
 June 30, 1998 (unaudited) ...............................................................  F-1
Pro Forma Combined Statement of Assets and Liabilities for Fundamental Growth Fund and
Fund For Tomorrow
 as of June 30, 1998 (unaudited) .........................................................  F-8
Pro Forma Combined Statement of Operations for Fundamental Growth Fund and Fund For
Tomorrow for the
 five months ended June 30, 1998 (unaudited) .............................................  F-10

   The date of this Statement of Additional Information is September 8, 1998.

                              GENERAL INFORMATION

     The stockholders of Fund For Tomorrow are being asked to approve the acquisition of substantially all of the assets of Fund For Tomorrow, and the assumption of substantially all of the liabilities of Fund For Tomorrow by Fundamental Growth Fund in exchange solely for an equal aggregate value of shares of Fundamental Growth Fund (the "Reorganization"). Fundamental Growth Fund is an open-end management investment company organized as a Maryland corporation. A Special Meeting of Stockholders of Fund For Tomorrow to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on October 13, 1998, at 9:00 a.m., New York time.

     For detailed information about the Reorganization, stockholders of Fund For Tomorrow should refer to the Proxy Statement and Prospectus. For further information about Fundamental Growth Fund, Fund For Tomorrow stockholders should refer to Fundamental Growth Fund's Statement of Additional Information, dated November 24, 1997, which accompanies this Statement of Additional Information and is incorporated by reference herein. For further information about Fund For Tomorrow, stockholders should refer to Fund For Tomorrow's Statement of Additional Information, dated April 30, 1998, which accompanies this Statement of Additional Information and is incorporated by reference herein.


                             FINANCIAL STATEMENTS

   Pro forma financial statements reflecting consummation of the
                             Reorganization are included herein.


FUNDAMENTAL GROWTH FUND

     Audited financial statements and accompanying notes for the fiscal year ended August 31, 1997 and the independent auditor's report thereon, dated October 3, 1997 of Fundamental Growth Fund are incorporated by reference from Fundamental Growth Fund's Statement of Additional Information, dated November 26, 1997. Unaudited financial statements and accompanying notes for the six months ended February 28, 1998 for Fundamental Growth Fund are incorporated by reference from Fundamental Growth Fund's Semi-Annual Report to Shareholders.


FUND FOR TOMORROW

     Audited financial statements and accompanying notes for the fiscal year ended January 31, 1998, and the independent auditor's report thereon, dated March 10, 1998, of Fund For Tomorrow are incorporated by reference from the Fund For Tomorrow Statement of Additional Information dated April 30, 1998.

 PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
     MERRILL LYNCH FUND FOR TOMORROW, INC.
           JUNE 30, 1998 (UNAUDITED)
INDUSTRIES                          SHARES HELD
---------------------------------- -------------
 ADVERTISING                           132,000
 BANKING & FINANCIAL                   302,500
                                        82,500
                                        44,000
                                       220,000
                                       170,500

 BEVERAGES                             295,000
                                        66,000

 BROADCASTING-RADIO & TELEVISION       220,000
                                       132,000

 BROADCAST SERVICES                    200,000
 BUILDING MATERIALS                    100,000
 CABLE TELEVISION                      150,000
 CHEMICALS                             165,000
 COMMUNICATION EQUIPMENT               363,000
                                       440,000
                                       170,500
                                       220,000
                                        71,500
                                       176,000

 COMPONENTS                            150,000
                                       200,000
                                       150,000




                                                                               FUNDAMENTAL     FUND FOR    PRO FORMA FOR
INDUSTRIES                         STOCKS                                        GROWTH+      TOMORROW+    COMBINED FUND+
---------------------------------- ------------------------------------------ ------------- ------------- ---------------
 ADVERTISING                       Interpublic Group of Companies, Inc.        $ 8,010,750            --    $ 8,010,750
 BANKING & FINANCIAL               Banc One Corp.                               16,883,281            --     16,883,281
                                   BankAmerica Corp.                             7,131,094            --      7,131,094
                                   Citicorp                                      6,567,000            --      6,567,000
                                   Mellon Bank Corp.                            15,317,500            --     15,317,500
                                   State Street Boston Corp.                    11,849,750            --     11,849,750
                                                                               -----------                  -----------
                                                                                57,748,625                   57,748,625
 BEVERAGES                         Coca-Cola Company (The)                      25,222,500            --     25,222,500
                                   Seagram Co., Ltd. (The)                       2,701,875            --      2,701,875
                                                                               -----------                  -----------
                                                                                27,924,375                   27,924,375
 BROADCASTING-RADIO & TELEVISION   Chancellor Media Corp.                       10,917,500            --     10,917,500
                                   Clear Channel Communications, Inc.           14,404,500            --     14,404,500
                                                                               -----------                  -----------
                                                                                25,322,000                   25,322,000
 BROADCAST SERVICES                Carlton Communications PLC (ADR)(a)                  --   $ 9,000,000      9,000,000
 BUILDING MATERIALS                Royal Group Technologies Ltd.                        --     2,891,747      2,891,747
 CABLE TELEVISION                  Tele-Communications Liberty Media Group              --     5,821,875      5,821,875
                                   (Series A)
 CHEMICALS                         duPont (E.I.) de Nemours & Co.               12,313,125            --     12,313,125
 COMMUNICATION EQUIPMENT           Cisco Systems, Inc.                          33,418,688            --     33,418,688
                                   FORE Systems, Inc.                           11,632,500            --     11,632,500
                                   Lucent Technologies, Inc.                    14,183,469            --     14,183,469
                                   Newbridge Networks Corporation                5,266,250            --      5,266,250
                                   Northern Telecom Ltd.                         4,057,625            --      4,057,625
                                   Telefonakliebolaget LM Ericsson (ADR)(a)      5,038,000            --      5,038,000
                                                                               -----------                  -----------
                                                                                73,596,532                   73,596,532
 COMPONENTS                        Harman International Industries Inc.                 --     5,775,000      5,775,000
                                   Nokia Corp. AB (ADR)(a)                              --    14,512,500     14,512,500
                                   Voice Control Systems Inc.                           --       487,500        487,500
                                                                                             -----------    -----------
                                                                                              20,775,000     20,775,000

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
MERRILL LYNCH FUND FOR TOMORROW, INC.
JUNE 30, 1998 (UNAUDITED) (CONTINUED)                                                    FUNDAMENTAL   FUND FOR       PRO FORMA
INDUSTRIES                  SHARES HELD  STOCKS                                          GROWTH+       TOMORROW+    COMBINED FUND+
-------------------------- ------------- -------------------------------------------- ------------- -------------- ---------------
                             1,368,000   COMPAQ Computer Corp.                         $27,467,000   $11,350,000     $38,817,000
 COMPUTERS
                               148,500   Dell Computer Corporation                      13,773,375            --      13,773,375
                               110,000   Hewlett-Packard Co.                             6,586,250            --       6,586,250
                                                                                       -----------   -----------     -----------
                                                                                        47,826,625    11,350,000      59,176,625
 CONGLOMERATE                  200,000   Quinenco S.A. (ADR)(a)                                 --     1,800,000       1,800,000
 COSMETICS                     124,400   Avon Products, Inc.                                    --     9,641,000       9,641,000
                               242,000   Gilette Company (The)                          13,718,375            --      13,718,375
                                22,000   International Flavors & Fragrances Inc.           955,625            --         955,625
                                                                                       -----------   -----------     -----------
                                                                                        14,674,000     9,641,000      24,315,000
 ELECTRICAL EQUIPMENT           33,000   Emerson Electric Co.                            1,992,375            --       1,992,375
                               470,760   General Electric Co.                           36,036,000     6,803,160      42,839,160
                                11,000   Honeywell, Inc.                                   919,188            --         919,188
                                                                                       -----------   -----------     -----------
                                                                                        38,947,563     6,803,160      45,750,723
 ELECTRONICS                   302,500   Intel Corp.                                    22,403,906            --      22,403,906
                               100,000   Phillips Electronics N.V. (NY Registered               --     8,500,000       8,500,000
                                         Shares)
                                50,000   Sony Corp. (ADR)(a)                                    --     4,303,125       4,303,125
                               110,000   ST Microelectronics (NY Registered Shares)      7,686,250            --       7,686,250
                               302,500   Texas Instruments Inc.                         17,639,531            --      17,639,531
                                                                                       -----------   -----------     -----------
                                                                                        47,729,687    12,803,125      60,532,812
 ENERGY                        176,000   El Paso Natural Gas Co.                         6,732,000            --       6,732,000
                                82,500   Enron Corp.                                     4,460,156            --       4,460,156
                                                                                       -----------                   -----------
                                                                                        11,192,156                    11,192,156
 ENTERTAINMENT                 110,000   Viacom, Inc. (Class A)                          6,435,000            --       6,435,000
                               220,000   Walt Disney Company (The)                      23,113,750            --      23,113,750
                                                                                       -----------                   -----------
                                                                                        29,548,750                    29,548,750
 ENVIRONMENTAL EQUIPMENT       118,900   Thermo Ecotex Corp.                                    --     1,857,812       1,857,812

                                         PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
                                         MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
                                              MERRILL LYNCH FUND FOR TOMORROW, INC.
                                              JUNE 30, 1998 (UNAUDITED) (CONTINUED)
                                                                                       FUNDAMENTAL     FUND FOR    PRO FORMA FOR
INDUSTRIES                 SHARES HELD  STOCKS                                           GROWTH+      TOMORROW+    COMBINED FUND+
------------------------- ------------- --------------------------------------------- ------------- ------------- ---------------
 FINANCIAL SERVICES            38,500   American Express Company                       $ 4,389,000           --     $ 4,389,000
                              104,500   Federal National Mortgage Assocation             6,348,375           --       6,348,375
                              165,000   Franklin Resources, Inc.                         8,910,000           --       8,910,000
                              198,000   Morgan Stanley, Dean Witter, Discover & Co.     18,092,250           --      18,092,250
                              132,000   Travelers Group, Inc.                            8,002,500           --       8,002,500
                                                                                       -----------                  -----------
                                                                                        45,742,125                   45,742,125
 FOOD                          33,000   ConAgra, Inc.                                    1,045,688           --       1,045,688
                               55,000   Wrigley (Wm.) Jr. Co. (Class B)                  5,390,000           --       5,390,000
                                                                                       -----------                  -----------
                                                                                         6,435,688                    6,435,688
 FOOD & BEVERAGE          954,900,000   Avipal S.A. -- Avicultura e Agropecuaria                --   $1,519,253       1,519,253
                              160,000   PepsiCo, Inc.                                           --    6,590,000       6,590,000
                                                                                                     ----------     -----------
                                                                                                      8,109,253       8,109,253
 FOOD MERCHANDISING            55,000   Albertson's, Inc.                                2,849,688           --       2,849,688
                              165,000   Meyer (Fred), Inc.                               7,012,500           --       7,012,500
                                                                                       -----------                  -----------
                                                                                         9,862,188                    9,862,188
 HEALTHCARE                   200,000   HEALTHSOUTH Corp.                                       --    5,337,500       5,337,500
 HOME FURNISHINGS             291,500   Ethan Allen Interiors, Inc.                     14,556,781           --      14,556,781
                               50,000   American Woodmark Corporation                           --    1,368,750       1,368,750
                                                                                       -----------   ----------     -----------
                                                                                        14,556,781    1,368,750      15,925,531
 HOTEL                        132,000   Marriott International, Inc.                     4,273,500           --       4,273,500

 HOUSEHOLD PRODUCTS            38,500   Colgate-Palmolive Co.                            3,388,000           --       3,388,000
                               88,000   Kimberly-Clark Corporation                       4,037,000           --       4,037,000
                              297,000   Procter & Gamble Co.                            27,045,563           --      27,045,563
                              220,000   Unilever N.V. (NY Registered Shares)            17,366,250           --      17,366,250
                                                                                       -----------                  -----------
                                                                                        51,836,813                   51,836,813
 INFORMATION PROCESSING       396,000   First Data Corp.                                13,191,750           --      13,191,750


                                         PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
                                         MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
                                              MERRILL LYNCH FUND FOR TOMORROW, INC.
                                              JUNE 30, 1998 (UNAUDITED) (CONTINUED)
                                                                                       FUNDAMENTAL     FUND FOR    PRO FORMA FOR
INDUSTRIES                  SHARES HELD  STOCKS                                          GROWTH+      TOMORROW+    COMBINED FUND+
-------------------------- ------------- -------------------------------------------- ------------- ------------- ---------------
 INFORMATION SERVICES           50,000   Ceridian Corp.                                         --   $ 2,937,500    $ 2,937,500
                               400,000   OzEmail, Ltd. (ADR)(a)                                 --     9,050,000      9,050,000
                                                                                                     -----------    -----------
                                                                                                      11,987,500     11,987,500
 INFORMATION SYSTEMS           100,000   International Business Machines Corp.                  --    11,481,250     11,481,250
 INSURANCE                      11,000   Aetna Inc.                                    $   837,375            --        837,375
                               121,000   American International Group, Inc.             17,666,000            --     17,666,000
                                50,000   Chubb Corp.                                            --     4,018,750      4,018,750
                               200,000   Torchmark Corp.                                        --     9,150,000      9,150,000
                                                                                       -----------   -----------    -----------
                                                                                        18,503,375    13,168,750     31,672,125
 INTERNET SOFTWARE              55,000   America Online, Inc.                            5,830,000            --      5,830,000
 LEISURE                       230,000   Polygram N.V. (NY Registered Shares)           11,701,250            --     11,701,250
 LEISURE & ENTERTAINMENT       300,000   Galoob (Lewis) Toys, Inc.                              --     3,000,000      3,000,000
                               100,000   Royal Olympic Cruise Lines, Inc.                       --     1,000,000      1,000,000
                                                                                                     -----------    -----------
                                                                                                       4,000,000      4,000,000
 MEDICAL SERVICES              100,000   Vencor, Inc.                                           --       725,000        725,000
 MEDICAL-TECHNOLOGY            137,500   Boston Scientific Corp.                         9,848,438            --      9,848,438
                               132,000   Guidant Corp.                                   9,413,250            --      9,413,250
                                22,000   Johnson & Johnson                               1,622,500            --      1,622,500
                                                                                       -----------                  -----------
                                                                                        20,884,188                   20,884,188
 MISCELLANEOUS                   7,888   Coram Healthcare Corporation (Warrants)(b)             --            --             --
 MULTI-INDUSTRY                180,000   Thermo Electron Corp.                                  --     6,153,750      6,153,750
 OIL SERVICES                  148,500   Baker Hughes, Inc.                              5,132,531            --      5,132,531
                                88,000   Diamond Offshore Drilling, Inc.                 3,520,000            --      3,520,000
                                55,000   Schlumberger Ltd.                               3,757,187            --      3,757,187
                                                                                       -----------                  -----------
                                                                                        12,409,718                   12,409,718
 PERSONAL COMPUTERS            100,000   Gateway 2000, Inc.                                     --     5,062,500      5,062,500

 PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
     MERRILL LYNCH FUND FOR TOMORROW, INC.
     JUNE 30, 1998 (UNAUDITED) (CONTINUED)
INDUSTRIES                          SHARES HELD
---------------------------------- -------------
 PHARMACEUTICALS                       200,000
                                        33,000
                                       133,333
                                       320,000
                                       100,000
                                       199,400
                                        50,000
                                       286,000
                                       100,800

 PHOTOGRAPHY                            27,500
 POLLUTION CONTROL                      22,000
 POLLUTION TECHNOLOGY                  400,000
                                       396,600

 PUBLISHING                             44,000
 REAL ESTATE DEVELOPMENT               100,000
 RESTAURANT                             44,000
 RETAIL APPAREL                         40,000
 RETAIL SPECIALTY                      357,000
                                       187,000
                                        75,000
                                       770,000
                                       341,000

 RETAIL STORES                         704,000
                                       236,500

 SEMICONDUCTOR CAPITAL EQUIPMENT       352,000



                                                                               FUNDAMENTAL     FUND FOR     PRO FORMA FOR
INDUSTRIES                         STOCKS                                        GROWTH+       TOMORROW+    COMBINED FUND+
---------------------------------- ------------------------------------------ ------------- -------------- ---------------
 PHARMACEUTICALS                   American Home Products Corp.                         --   $10,350,000    $ 10,350,000
                                   Amgen, Inc.                                 $ 2,157,375            --       2,157,375
                                   Astra AB (ADR)(a)                                    --     2,733,327       2,733,327
                                   Bristol-Myers Squibb Co.                     25,286,250    11,493,750      36,780,000
                                   Lilly (Eli) and Company                              --     6,606,250       6,606,250
                                   Merck & Co. Inc.                             19,861,875     6,807,875      26,669,750
                                   Novartis AG (ADR)(a)                                 --     4,150,000       4,150,000
                                   Pfizer, Inc.                                 31,084,625            --      31,084,625
                                   Schering-Plough Corp.                                --     9,235,800       9,235,800
                                                                               -----------   -----------    ------------
                                                                                78,390,125    51,377,002     129,767,127
 PHOTOGRAPHY                       Eastman Kodak Co.                             2,009,219            --       2,009,219
 POLLUTION CONTROL                 Waste Management Inc.                           770,000            --         770,000
 POLLUTION TECHNOLOGY              Molten Metal Technology, Inc.                        --        40,000          40,000
                                   Philip Services Corp.                                --     1,635,975       1,635,975
                                                                                             -----------    ------------
                                                                                               1,675,975       1,675,975
 PUBLISHING                        Gannett Co., Inc.                             3,126,750            --       3,126,750
 REAL ESTATE DEVELOPMENT           Ventas, Inc.                                         --     1,381,250       1,381,250
 RESTAURANT                        McDonald's Corp.                              3,036,000            --       3,036,000
 RETAIL APPAREL                    The Children's Place Retail Stores, Inc.             --       390,000         390,000
 RETAIL SPECIALTY                  CVS Corporation                              13,900,688            --      13,900,688
                                   Gap, Inc. (The)                              11,523,875            --      11,523,875
                                   Petco Animal Supplies, Inc.                          --     1,495,312       1,495,312
                                   Staples Inc.                                 22,281,875            --      22,281,875
                                   Walgreen Co.                                 14,087,562            --      14,087,562
                                                                               -----------   -----------    ------------
                                                                                61,794,000     1,495,312      63,289,312
 RETAIL STORES                     Wal-Mart Stores, Inc.                        42,768,000            --      42,768,000
                                   Federated Department Stores, Inc.            12,726,656            --      12,726,656
                                                                               -----------                  ------------
                                                                                55,494,656                    55,494,656
 SEMICONDUCTOR CAPITAL EQUIPMENT   Applied Materials, Inc.                      10,384,000            --      10,384,000

                                        PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
                                        MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
                                             MERRILL LYNCH FUND FOR TOMORROW, INC.
                                             JUNE 30, 1998 (UNAUDITED) (CONTINUED)
                                                                                     FUNDAMENTAL     FUND FOR    PRO FORMA FOR
INDUSTRIES               SHARES HELD  STOCKS                                           GROWTH+      TOMORROW+    COMBINED FUND+
----------------------- ------------- --------------------------------------------- ------------- ------------- ---------------
 SOFTWARE -- COMPUTER       115,500   Baan Company, N.V. (U.S. Registered Shares)    $ 4,114,687            --    $ 4,114,687
                            302,500   Microsoft Corp.                                 32,783,437            --     32,783,437
                            440,000   PeopleSoft, Inc.                                20,652,500            --     20,652,500
                            165,000   SAP AG (Systeme, Anwendugen, Produkte in        37,288,845            --     37,288,845
                                      der Datenverarbeitung)(ADR)(a)
                             50,000   Sterling Commerce, Inc.                                 --   $ 2,425,000      2,425,000
                                                                                     -----------   -----------    -----------
                                                                                      94,839,469     2,425,000     97,264,469
 SPECIALTY RETAIL           138,900   OfficeMax, Inc.                                         --     2,291,850      2,291,850
 SPECIALTY SERVICES         200,000   Household International, Inc.                           --     9,950,000      9,950,000
                          1,000,000   National Mutual Asia Ltd.                               --       638,866        638,866
                            250,000   Sitel Corporation                                       --     1,656,250      1,656,250
                                                                                                   -----------    -----------
                                                                                                    12,245,116     12,245,116
 SYSTEMS                    100,000   Computer Sciences Corporation                           --     6,400,000      6,400,000
                            100,000   Genrad, Inc.                                            --     1,975,000      1,975,000
                             75,000   Networks Associates, Inc.                               --     3,585,937      3,585,937
                            300,000   Silicon Graphics, Inc.                                  --     3,637,500      3,637,500
                            200,000   Sun Microsystems, Inc.                                  --     8,687,500      8,687,500
                                                                                                   -----------    -----------
                                                                                                    24,285,937     24,285,937
 TELECOMMUNICATIONS         100,000   ADC Telecommunications, Inc.                            --     3,650,000      3,650,000
                            352,000   AT&T Corporation                                20,108,000            --     20,108,000
                            200,000   Alcatel Alsthom Cie Generale d'Electricite              --     8,137,500      8,137,500
                                      S.A. (ADR)(a)
                            300,000   Inter-Tel Inc.                                          --     4,800,000      4,800,000
                            100,000   RSL Communications, Ltd. (Class A)                      --     2,975,000      2,975,000
                            385,000   Sprint Corporation                              27,142,500            --     27,142,500
                            242,000   WorldCom, Inc.                                  11,691,625            --     11,691,625
                                                                                     -----------   -----------    -----------
                                                                                      58,942,125    19,562,500     78,504,625

                                         PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
                                        MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
                                             MERRILL LYNCH FUND FOR TOMORROW, INC.
                                             JUNE 30, 1998 (UNAUDITED) (CONCLUDED)
                                                                                 FUNDAMENTAL       FUND FOR      PRO FORMA FOR
INDUSTRIES            SHARES HELD  STOCKS                                          GROWTH+        TOMORROW+      COMBINED FUND+
------------------- -------------- ------------------------------------------ ---------------- --------------- -----------------
                        100,000    Shaw Industries, Inc.                                   --   $  1,762,500    $    1,762,500
 TEXTILES
 TOYS                   275,000    Mattel, Inc.                                $   11,635,937             --        11,635,937
 TRAVEL & LODGING       330,000    Carnival Corporation (Class A)                  13,076,250             --        13,076,250
                                                                               --------------   ------------    --------------
                                   TOTAL STOCKS                                 1,003,560,095    269,030,414     1,272,590,509
                                                                               --------------   ------------    --------------
                     FACE AMOUNT   SHORT-TERM SECURITIES
                    ----------     ------------------------------------------
                     $ 10,000,000  Atlantic Asset Security Corp., 5.62% due                --      9,970,339         9,970,339
 COMMERCIAL PAPER*
                                   7/20/1998
                       12,673,000  CIT Group Holdings Corp., 6.50%                         --     12,673,000        12,673,000
                                   due 7/01/1998
                       25,000,000  Corporate Asset Funding Corp., 5.55%            24,976,875             --        24,976,875
                                   due 7/07/1998
                       10,000,000  Countrywide Home Loan Corp., 5.54%               9,990,767             --         9,990,767
                                   due 7/07/1998
                        8,044,000  General Motors Acceptance Corp., 6.50%           8,044,000             --         8,044,000
                                   due 7/01/1998
                        7,000,000  International Securitization, 5.57%                     --      6,979,422         6,979,422
                                   due 7/20/1998
                       15,000,000  Lexington Parker Capital Co. LLC, 5.60%         14,962,667             --        14,962,667
                                   due 7/17/1998
                       11,433,000  Variable Funding Capital Corp., 5.58%           11,408,190             --        11,408,190
                                   due 7/15/1998
                       14,000,000  Variable Funding Capital Corp., 5.57%            3,988,241      9,970,603        13,958,844
                                                                               --------------   ------------    --------------
                                   due 7/20/1998
                                   TOTAL SHORT-TERM SECURITIES                     73,370,740     39,593,364       112,964,104
                                                                               --------------   ------------    --------------
 TOTAL INVESTMENTS (COST $1,125,656,160)                                       $1,076,930,835   $308,623,778    $1,385,554,613
                                                                               ==============   ============    ==============


-------
+ Value as discussed in Note 1a of Notes to Pro Forma Financial Statements.
* Commercial Paper is traded on a discount basis, the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a) American Depositary Receipts.
(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date and are non-income producing.

          PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR
                MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
                     MERRILL LYNCH FUND FOR TOMORROW, INC.
                                  (UNAUDITED)

     The following unaudited Pro Forma Combined Statement of Assets and Liabilities for Merrill Lynch Fundamental Growth Fund, Inc. ("Fundamental Growth Fund") and Merrill Lynch Fund For Tomorrow, Inc. ("Fund For Tomorrow") has been derived from the Statements of Assets and Liabilities of Fundamental Growth Fund and Fund For Tomorrow as of June 30, 1998, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on June 30, 1998. The Pro Forma Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on June 30, 1998. The Pro Forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements and related notes from the audited financial statements of Fundamental Growth Fund included in its Statement of Additional Information dated November 26, 1997 and from the Fund For Tomorrow audited financial statements and related notes included in its Statement of Additional Information dated April 30, 1998.



                                                              FUNDAMENTAL        FUND FOR
                                                              GROWTH FUND        TOMORROW
                                                           ----------------- ---------------
ASSETS:
Investments, at value*(Note 1a) ..........................  $1,076,930,835    $308,623,778
Cash .....................................................         507,407          12,137
Foreign Cash (Note 1b) ...................................              --          10,502
Receivables:
 Capital shares sold .....................................      10,229,919         283,864
 Securities sold .........................................       2,839,000      15,806,020
 Dividends ...............................................         714,365       1,428,206
Deferred organization expenses (Note 1f) .................           5,077              --
Prepaid registration fees and other assets (Note 1f) .....          53,503          10,264
                                                            --------------    ------------
Total assets .............................................   1,091,280,106     326,174,771
                                                            --------------    ------------
LIABILITIES:
Payables:
 Dividends to Shareholders ...............................              --              --
 Securities purchased ....................................      24,462,322      13,883,212
 Capital shares redeemed .................................       3,865,802         241,208
 Distributor (Note 2) ....................................         633,761          92,467
 Investment adviser (Note 2) .............................         547,034         178,808
Accrued expenses and other liabilities ...................         204,377         167,173
                                                            --------------    ------------
Total liabilities ........................................      29,713,296      14,562,868
                                                            --------------    ------------
NET ASSETS:
Net Assets: ..............................................  $1,061,566,810    $311,611,903
                                                            ==============    ============
NET ASSETS CONSIST OF:
Class A Common Stock, $0.10 par value,
 100,000,000 shares authorized ...........................  $      897,094    $     61,291
Class B Common Stock, $0.10 par value,
 100,000,000 shares authorized ...........................       3,294,957         295,158
Class C Common Stock, $0.10 par value,
 100,000,000 share authorized ............................         737,527          10,585
Class D Common Stock, $0.10 par value,
 100,000,000 shares authorized ...........................         775,514       1,420,195
Paid-in capital in excess of par .........................     851,888,026     195,074,312
Accumulated investment income (loss) -- net ..............      (1,430,721)      1,555,413
Undistributed realized capital gains on investments
 and foreign currency transactions -- net ................      40,331,874      18,369,062
Unrealized appreciation on investments and foreign
 currency transactions -- net ............................     165,072,539      94,825,887
                                                            --------------    ------------
Net assets ...............................................  $1,061,566,810    $311,611,903
                                                            ==============    ============



                                                                                  PRO FORMA FOR
                                                                ADJUSTMENTS       COMBINED FUND
                                                           -------------------- -----------------
ASSETS:
Investments, at value*(Note 1a) ..........................                       $1,385,554,613
Cash .....................................................                              519,544
Foreign Cash (Note 1b) ...................................                               10,502
Receivables:
 Capital shares sold .....................................                           10,513,783
 Securities sold .........................................                           18,645,020
 Dividends ...............................................                            2,142,571
Deferred organization expenses (Note 1f) .................                                5,077
Prepaid registration fees and other assets (Note 1f) .....                               63,767
                                                                                 --------------
Total assets .............................................                        1,417,454,877
                                                                                 --------------
LIABILITIES:
Payables:
 Dividends to Shareholders ...............................     $ 58,825,628(1)       58,825,628
 Securities purchased ....................................                           38,345,534
 Capital shares redeemed .................................                            4,107,010
 Distributor (Note 2) ....................................                              726,228
 Investment adviser (Note 2) .............................                              725,842
Accrued expenses and other liabilities ...................          295,072(2)          666,622
                                                               --------------    --------------
Total liabilities ........................................       59,120,700         103,396,864
                                                               --------------    --------------
NET ASSETS:
Net Assets: ..............................................    ($ 59,120,700)     $1,314,058,013
                                                               ==============    ==============
NET ASSETS CONSIST OF:
Class A Common Stock, $0.10 par value,
 100,000,000 shares authorized ...........................     $     (6,742)     $      951,643
Class B Common Stock, $0.10 par value,
 100,000,000 shares authorized ...........................          (30,873)          3,559,242
Class C Common Stock, $0.10 par value,
 100,000,000 share authorized ............................           (1,195)            746,917
Class D Common Stock, $0.10 par value,
 100,000,000 shares authorized ...........................         (154,202)          2,041,507
Paid-in capital in excess of par .........................         (102,060)      1,046,860,278
Accumulated investment income (loss) -- net ..............         (124,692)                  0
Undistributed realized capital gains on investments
 and foreign currency transactions -- net ................      (58,700,936)                  0
Unrealized appreciation on investments and foreign
 currency transactions -- net ............................                          259,898,426
                                                               --------------    --------------
Net assets ...............................................    ($ 59,120,700)     $1,314,058,013
                                                               ==============    ==============

          PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR
                MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
                     MERRILL LYNCH FUND FOR TOMORROW, INC.
                            (UNAUDITED) (CONCLUDED)




                                 FUNDAMENTAL        FUND FOR                        PRO FORMA FOR
                                 GROWTH FUND        TOMORROW        ADJUSTMENTS     COMBINED FUND
                              ----------------- ---------------- ---------------- -----------------
NET ASSET VALUE:
Class A:
 Net assets .................   $ 172,885,564     $ 10,819,194    ($  7,066,653)   $  176,638,105
 Shares outstanding .........       8,970,935          612,910          (67,413)        9,516,432
 Net asset value ............   $       19.27     $      17.65                     $        18.56
Class B:
 Net assets .................   $ 604,496,007     $ 49,899,908    ($ 25,482,997)   $  628,912,918
 Shares outstanding .........      32,949,565        2,951,579         (308,723)       35,592,421
 Net asset value ............   $       18.35     $      16.91                     $        17.67
Class C:
 Net assets .................   $ 135,909,704     $  1,780,876    ($  5,123,872)   $  132,566,708
 Shares outstanding .........       7,375,265          105,848          (11,945)        7,469,168
 Net asset value ............   $       18.43     $      16.82                     $        17.75
Class D:
 Net assets .................   $ 148,275,535     $249,111,925    ($ 21,447,178)   $  375,940,282
 Shares outstanding .........       7,755,139       14,201,953       (1,542,020)       20,415,072
 Net asset value ............   $       19.12     $      17.54                     $        18.41
*IDENTIFIED COST ............   $ 911,858,296     $213,797,864                     $1,125,656,160

---------
(1) Reflects the payment of undistributed net investment income and undistributed realized capital gains.

(2) Reflects the charge of estimated Reorganization expenses of $350,000 and anticipated savings of the Reorganization.


See Notes to Financial Statements.

                PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR
                MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
                     MERRILL LYNCH FUND FOR TOMORROW, INC.
                                  (UNAUDITED)

     The following unaudited Pro Forma Combined Statement of Operations for Fundamental Growth Fund and Fund For Tomorrow has been derived from the Statements of Operations of Fundamental Growth Fund and Fund For Tomorrow for the five months ended June 30, 1998, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on February 1, 1998. The Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on February 1, 1998. The Pro Forma Combined Statement of Operations should be read in conjunction with the financial statements and related notes from the audited financial statements of Fundamental Growth Fund included in its Statement of Additional Information dated November 26, 1997 and from the Fund For Tomorrow audited financial statements and related notes included in its Statement of Additional Information dated April 30, 1998.



                                                                       FUNDAMENTAL      FUND FOR
                                                                       GROWTH FUND      TOMORROW
                                                                     --------------- --------------
INVESTMENT INCOME (NOTES 1D & 1A):
 Dividends** .......................................................  $  2,528,384    $ 2,791,920
 Interest and discount earned ......................................     1,955,001        523,182
                                                                      ------------    -----------
 Total income ......................................................     4,483,385      3,315,102
                                                                      ------------    -----------
EXPENSES:
 Investment advisory fees ..........................................     2,143,881        853,232
 Account maintenance and distribution fees -- Class B (Note 2) .....     1,877,715        229,598
 Account maintenance and distribution fees -- Class C (Note 2) .....       471,722          9,878
 Transfer agent fees -- Class B ....................................       201,576         46,990
 Registration fees (Note 1f) .......................................       168,109         32,968
 Account maintenance fees -- Class D (Note 2) ......................       109,440        255,676
 Custodian fees ....................................................        16,821         21,276
 Transfer agent fees -- Class C ....................................        52,078          2,153
 Transfer agent fees -- Class D ....................................        38,132        166,433
 Printing and shareholder reports ..................................        43,000         44,267
 Accounting services (Note 2) ......................................        33,022         33,558
 Directors' fees and expenses ......................................        11,440         11,440
 Transfer agent fees -- Class A (Note 2) ...........................        39,011          8,375
 Professional fees .................................................        20,912         31,420
 Amortization of organization expenses .............................         1,053             --
 Pricing fees ......................................................             7            513
 Other .............................................................         4,652          7,929
                                                                      ------------    -----------
 Total expenses ....................................................     5,232,571      1,755,706
                                                                      ------------    -----------
 Investment income (loss) -- net ...................................      (749,186)     1,559,396
                                                                      ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
 CURRENCY TRANSACTIONS -- NET (NOTES 1B, 1C, 1E & 3):
 Realized gain (loss) from:
  Investments -- net ...............................................    32,417,078     15,435,072
  Foreign currency transactions -- net .............................            --         (4,347)
 Change in unrealized appreciation/depreciation on:
  Investments -- net ...............................................   100,831,744     22,245,210
  Foreign currency transactions -- net .............................            --            (18)
                                                                      ------------    -----------
 Net realized and unrealized gain on investments and foreign
  currency transactions ............................................   133,248,822     37,675,917
                                                                      ------------    -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............  $132,499,636    $39,235,313
                                                                      ============    ===========
**Net foreign withholding tax on dividends .........................            --    $   144,463



                                                                                          PRO FORMA FOR
                                                                         ADJUSTMENTS      COMBINED FUND
                                                                     ------------------ ----------------
INVESTMENT INCOME (NOTES 1D & 1A):
 Dividends** .......................................................                      $  5,320,304
 Interest and discount earned ......................................                         2,478,183
                                                                                          ------------
 Total income ......................................................                         7,798,487
                                                                                          ------------
EXPENSES:
 Investment advisory fees ..........................................                         2,997,113
 Account maintenance and distribution fees -- Class B (Note 2) .....                         2,107,313
 Account maintenance and distribution fees -- Class C (Note 2) .....                           481,600
 Transfer agent fees -- Class B ....................................                           248,566
 Registration fees (Note 1f) .......................................                           201,077
 Account maintenance fees -- Class D (Note 2) ......................                           365,116
 Custodian fees ....................................................                            38,097
 Transfer agent fees -- Class C ....................................                            54,231
 Transfer agent fees -- Class D ....................................                           204,565
 Printing and shareholder reports ..................................                            87,267
 Accounting services (Note 2) ......................................        (27,464)(2)         39,116
 Directors' fees and expenses ......................................        (13,732)(2)          9,148
 Transfer agent fees -- Class A (Note 2) ...........................                            47,386
 Professional fees .................................................        (13,732)(2)         38,600
 Amortization of organization expenses .............................                             1,053
 Pricing fees ......................................................                               520
 Other .............................................................        350,000(1)         362,581
                                                                            ---------     ------------
 Total expenses ....................................................        295,072          7,283,349
                                                                            ---------     ------------
 Investment income (loss) -- net ...................................       (295,072)           515,138
                                                                           ----------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
 CURRENCY TRANSACTIONS -- NET (NOTES 1B, 1C, 1E & 3):
 Realized gain (loss) from:
  Investments -- net ...............................................                        47,852,150
  Foreign currency transactions -- net .............................                            (4,347)
 Change in unrealized appreciation/depreciation on:
  Investments -- net ...............................................                       123,076,954
  Foreign currency transactions -- net .............................                               (18)
                                                                         ------------     ------------
 Net realized and unrealized gain on investments and foreign
  currency transactions ............................................                       170,924,739
                                                                         ------------     ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............    ($  295,072)      $171,439,877
                                                                         ============     ============
**Net foreign withholding tax on dividends .........................                      $    144,463

---------
(1) Reflects the charge for estimated Reorganization expenses of $350,000.

(2) Reflects the anticipated savings of the Reorganization.

                MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
                     MERRILL LYNCH FUND FOR TOMORROW, INC.


                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES:

     Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.


     (A) VALUATION OF INVESTMENTS -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

     (B) DERIVATIVE FINANCIAL INSTRUMENTS -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

   o FINANCIAL FUTURES CONTRACTS -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   o OPTIONS -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

       Written and purchased options are non-income producing investments.

                MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
                     MERRILL LYNCH FUND FOR TOMORROW, INC.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                            (UNAUDITED) (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES: -- (CONTINUED)

     (C) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

     (D) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

     (E) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

     (F) DEFERRED ORGANIZATION EXPENSES AND PREPAID REGISTRATION FEES -- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

     (G) DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("MLFD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

     MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets.

     Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



                      ACCOUNT MAINTENANCE FEE     DISTRIBUTION FEE
                     -------------------------   -----------------
  Class B ..........            0.25%                   0.75%
  Class C ..........            0.25%                   0.75%
  Class D ..........            0.25%                     --

     Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

                MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
                     MERRILL LYNCH FUND FOR TOMORROW, INC.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                            (UNAUDITED) (CONCLUDED)

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH
                               AFFILIATES: -- (CONCLUDED)

     For the period February 1, 1998 to June 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D shares as follows:



                    MERRILL LYNCH FUNDAMENTAL     MERRILL LYNCH FUND
                        GROWTH FUND, INC.         FOR TOMORROW, INC.
                   ---------------------------   -------------------
  Class A:
  MLFD ...........          $     191                  $   106
  MLPF&S .........          $   2,396                  $   494
  Class D:
  MLFD ...........          $  17,046                  $   540
  MLPF&S .........          $ 244,378                  $ 8,995

     For the period February 1, 1998 to June 30, 1998, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C shares, as follows:



                     MERRILL LYNCH FUNDAMENTAL     MERRILL LYNCH FUND
                         GROWTH FUND, INC.         FOR TOMORROW, INC.
                    ---------------------------   -------------------
  Class B .........         $  233,187*                $  17,862*
  Class C .........         $   10,517                 $      43

---------
* Additional contingent deferred sales charges payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

     In addition, MLPF&S received $38,436 in commissions on the execution of portfolio security transactions for the Fund for the period February 1, 1998 to June 30, 1998.

     Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

     Accounting services are provided to the Fund by MLAM at cost.

     Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, MLFD, and/or ML & Co.